PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION—APRIL 4, 2024

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-2

Tax Free Fund for Puerto Rico Residents, Inc.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee amount computed on table in exhibit as required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION—APRIL 4, 2024

Tax Free Fund for Puerto Rico Residents, Inc.

250 Muñoz Rivera Avenue

American International Plaza, Tenth Floor

San Juan, Puerto Rico 00918

NOTICE OF 2024 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 18, 2024

To the shareholders of the Tax Free Fund for Puerto Rico Residents, Inc.:

NOTICE IS HEREBY GIVEN that the 2024 Annual Meeting of Shareholders (including any adjournments or postponements thereof, the “Meeting”) of the Tax Free Fund for Puerto Rico Residents, Inc., a Puerto Rico corporation (the “Fund”), is scheduled to be held virtually on April 18, 2024, at 11:30 a.m. Atlantic Standard Time (11:30 a.m. Eastern Daylight Time) for the following purposes:

1.	To elect three directors of the Fund (PROPOSAL 1);

2.	Shareholder proposal submitted by Ocean Capital LLC (“Ocean Capital”)—To terminate all investment advisory and management agreements between the Fund and UBS Asset Managers of Puerto Rico (PROPOSAL 2);

3.	Shareholder proposal submitted by Ocean Capital LLC (“Ocean Capital”)—To repeal any provision of, or amendment to, the Amended and Restated By-Laws of the Fund adopted by the Board without the approval of the Fund’s shareholders subsequent to March 25, 2022 (PROPOSAL 3);

4.	Shareholder proposal submitted by Ocean Capital—To amend Article II, Section 8 of the By-Laws of the Fund to lower the quorum threshold for shareholder meetings from one-half to one-third of all outstanding shares entitled to vote (PROPOSAL 4);

5.	Shareholder proposal submitted by Ocean Capital—To amend Article II, Section 8 of the By-Laws of the Fund to provide that the power to adjourn shareholder meetings belongs exclusively to the shareholders (PROPOSAL 5);

6.	Shareholder proposal submitted by Ocean Capital—To amend Article II, Section 8 of the By-Laws of the Fund to add a supermajority voting standard for all future amendments of that section (PROPOSAL 6); and

7.	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Any shareholder wishing to participate in the Meeting by means of remote communication can do so. If you were a record holder of shares of common stock of the Fund as of the close of business on the record date, March 7, 2024, please register at https://viewproxy.com/UBSPuertoRico/broadridgevsm/ no later than 5:00 p.m. Atlantic Standard Time (5:00 p.m. Eastern Daylight Time) on April 16, 2024 to attend and vote at the Meeting. Broadridge will then e-mail you the login information and instructions for attending and voting at the Meeting.

Only holders of record of shares of the Fund’s common stock at the close of business on March 7, 2024 are entitled to receive this notice and vote at the Meeting the shares held of record in their name on such date.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE, SIGN AND DATE THE WHITE PROXY CARD DELIVERED TO YOU AND RETURN IT PROMPTLY. RETURNING YOUR WHITE PROXY CARD WILL NOT PREVENT YOU FROM VOTING AT THE MEETING, BUT WILL ENSURE THAT YOUR VOTE IS COUNTED IF YOU ARE UNABLE TO ATTEND. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE PROXIES ARE SET FORTH ON THE FOLLOWING PAGE.

In San Juan, Puerto Rico, this [●]th day of April, 2024.

By Order of the Board of Directors:

/s/ Liana Loyola
Liana Loyola
Secretary

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the invalidation of your vote if you fail to sign your WHITE proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration section on the WHITE proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration section.

3.	All Other Accounts: The capacity of the individuals signing the WHITE proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts
(1) ABC Corp.	ABC Corp
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe

Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane Doe

Custodial of Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr.	John B. Smith John B. Smith, Jr., Executor
(2) John B. Smith

PRELIMINARY COPY SUBJECT TO COMPLETION—APRIL 4, 2024

Tax Free Fund for Puerto Rico Residents, Inc.

250 Muñoz Rivera Avenue

American International Plaza, Tenth Floor

San Juan, Puerto Rico 00918

WHITE PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Mss. Maria L. Vilaró and Barbara González as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent the undersigned and to vote, as designated on the reverse hereof, all shares of common stock of the Tax Free Fund for Puerto Rico Residents, Inc., a Puerto Rico corporation (the “Fund”), which the undersigned is entitled to vote at the 2024 Annual Meeting of Shareholders scheduled to be held virtually on April 18, 2024 at 11:30 a.m. Atlantic Standard Time (11:30 a.m. Eastern Daylight Time) or at any adjournment or postponement thereof (the “Meeting”), with the same force and effect as the undersigned could do if personally present thereat, or in their discretion, upon any other business that may properly come before the Meeting to the extent authorized under Rule 14a-4(c) under the Securities Exchange Act of 1934, as amended.

1.	To elect the following three nominees as members of the Fund’s Board of Directors:

Name	Expiration of Term	Class
Agustín Cabrer	2027	I
Vicente J. León	2027	I
Clotilde Pérez	2027	I

2.	Shareholder proposal submitted by Ocean Capital LLC—To terminate all investment advisory and management agreements between the Fund and UBS Asset Managers of Puerto Rico.

3.	Shareholder proposal submitted by Ocean Capital LLC (“Ocean Capital”)—To repeal any provision of, or amendment to, the Amended and Restated By-Laws of the Fund adopted by the Board without the approval of the Fund’s shareholders subsequent to March 25, 2022.

4.	Shareholder proposal submitted by Ocean Capital—To amend Article II, Section 8 of the By-Laws of the Fund to lower the quorum threshold for shareholder meetings from one-half to one-third of all outstanding shares entitled to vote.

5.	Shareholder proposal submitted by Ocean Capital—To amend Article II, Section 8 of the By-Laws of the Fund to provide that the power to adjourn shareholder meetings belongs exclusively to the shareholders.

6.	Shareholder proposal submitted by Ocean Capital—To amend Article II, Section 8 of the By-Laws of the Fund to add a supermajority voting standard for all future amendments of that section.

7.	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

1. To elect the nominees listed above as members of the Fund’s Board of Directors (Check one box).

☐ FOR ALL

☐ WITHHOLD ALL

☐ FOR ALL EXCEPT the following nominee:

____________________________________________

____________________________________________

NOTE: To withhold authority to vote for any individual nominee, mark “For All Except” and write the name of the nominee on the line above.

2. Shareholder proposal submitted by Ocean Capital LLC—To terminate all investment advisory and management agreements between the Fund and UBS Asset Managers of Puerto Rico.

☐ FOR

☐ AGAINST

☐ ABSTAIN

3. Shareholder proposal submitted by Ocean Capital—To repeal any provision of, or amendment to, the Amended and Restated By-Laws of the Fund adopted by the Board without the approval of the Fund’s shareholders subsequent to March 25, 2022.

☐ FOR

☐ AGAINST

☐ ABSTAIN

4. Shareholder proposal submitted by Ocean Capital—To amend Article II, Section 8 of the By-Laws of the Fund to lower the quorum threshold for shareholder meetings from one-half to one-third of all outstanding shares entitled to vote.

☐ FOR

☐ AGAINST

☐ ABSTAIN

5. Shareholder proposal submitted by Ocean Capital—To amend Article II, Section 8 of the By-Laws of the Fund to provide that the power to adjourn shareholder meetings belongs exclusively to the shareholders.

☐ FOR

☐ AGAINST

☐ ABSTAIN

6. Shareholder proposal submitted by Ocean Capital—To amend Article II, Section 8 of the By-Laws of the Fund to add a supermajority voting standard for all future amendments of that section.

☐ FOR

☐ AGAINST

☐ ABSTAIN

With respect to proposals #2 through #6, you may vote “for,” “against,” or “abstain.” If you “abstain” from voting with respect to a proposal, your vote will have the same effect as a vote “against” the proposal, but broker non-votes will have no effect on the vote for a proposal.

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH SPECIFICATIONS MADE HEREIN. IF NO SPECIFICATION IS MADE AS TO ANY INDIVIDUAL ITEM HEREIN, SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR ALL OF THE NAMED NOMINEES TO BE ELECTED, AGAINST PROPOSALS #2-6, AND, TO THE EXTENT AUTHORIZED UNDER RULE 14A-4(C) UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, IN THE DISCRETION OF THE PROXIES NAMED HEREIN WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Both of said attorneys-in-fact and proxies of the undersigned as shall be present and act at the Meeting, or if only one is present and acts individually, shall have and may exercise all of the powers of the undersigned as provided herein.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders to be held on April 18, 2024, and the accompanying Proxy Statement. The undersigned hereby revokes all proxies previously given by the undersigned to vote at the Meeting.

WITNESS the signature of the undersigned this __ day of _______, ______.

_____________________________

(Name of Shareholder)

_____________________________

(Signature)

_____________________________

(Title, if applicable)

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION—APRIL 4, 2024

Tax Free Fund for Puerto Rico Residents, Inc.

250 Muñoz Rivera Avenue

American International Plaza, Tenth Floor

San Juan, Puerto Rico 00918

PROXY STATEMENT

FOR 2024 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD APRIL 18, 2024, AT 11:30 A.M. ATLANTIC STANDARD TIME

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Tax Free Fund for Puerto Rico Residents, Inc., a Puerto Rico corporation (the “Fund”), for use at the 2024 Annual Meeting of Shareholders scheduled to be held virtually on April 18, 2024 at 11:30 a.m. Atlantic Standard Time (11:30 a.m. Eastern Daylight Time), or at any adjournment or postponement thereof (the “Meeting”).

The Fund’s Annual Report, which includes its audited financial statements for the fiscal year ended December 31, 2023, has been mailed to all holders of shares of the Fund’s common stock. Any shareholder that would like to receive additional copies of the Fund’s Annual Report or copies of any subsequent shareholder report (including the most recent Semi-Annual Report succeeding the Annual Report, if any) free of charge should contact the Fund by writing to the address set forth on the first page of this Proxy Statement or by calling toll-free 1-800-221-9825. This Proxy Statement is first being mailed to the Fund’s shareholders on or about [●], 2024.

If the accompanying WHITE proxy is executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, the WHITE proxy will be voted: (i) FOR ALL of the nominees named in the proxy to be elected as members of the Board of Directors (Proposal 1), (ii) AGAINST the shareholder proposals submitted by Ocean Capital (Proposals 2 through 6), and (iii) to the extent authorized under Rule 14a-4(c) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in the discretion of the proxies named therein with respect to such other business as may properly come before the Meeting. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise, either by attending the Meeting and voting their shares in person or by submitting a letter of revocation or a later-dated proxy that is, in either case, received prior to the date of the Meeting.

The presence at the Meeting virtually or representation by proxy of the holders of more than one-half of the outstanding shares of common stock will constitute a quorum. In the event that the shareholder vote in respect of Ocean Capital’s proposal at the 2023 Annual Meeting (as defined below) to amend Article II, Section 8 of the By-Laws of the Fund to lower the quorum threshold for shareholder meetings from one-half to one-third of all outstanding shares entitled to vote is certified (as described below under the question “What happened at the Fund’s 2023 Annual Meeting of Shareholders?”), the presence of more than one-third of the outstanding shares of common stock will constitute a quorum. In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the presiding officer of the Meeting may decide to adjourn the Meeting without any action by the shareholders to permit further solicitation of proxies. Additionally, the presiding officer of the Meeting may decide to adjourn the Meeting without any action by the shareholders whenever the requisite quorum has not been obtained to permit further solicitation of proxies.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE MEETING

Q. Why did you send me these proxy materials?

A.	This booklet contains a Notice of Annual Meeting of the Shareholders of the Fund, a Proxy Statement that describes the matters to be considered at the Meeting and provides related information and a WHITE Proxy. You are receiving these proxy materials because you own, directly or through a broker-dealer, bank, or other intermediary, shares of the Fund’s common stock. For more information on the participants in the Board’s solicitation, please see “Participants in the Solicitation” below.

Q. What happened at the Fund’s 2022 Annual Meeting of Shareholders?

A.	The Fund’s 2022 Annual Meeting of Shareholders (the “2022 Annual Meeting”) was originally convened on April 28, 2022 and was subsequently adjourned a number of times to solicit proxies from the Fund’s shareholders to achieve a quorum for the transaction of business. The 2022 Annual Meeting was ultimately re-convened on March 9, 2023.

The 2022 Annual Meeting, Ocean Capital’s solicitation relating thereto, and the outcome thereof has been the subject of legal proceedings described further under the sub-heading “Legal Proceedings” under the “Background of the Solicitation” section below. As described further under the sub-heading “2022 Annual Meeting” under the “Background of the Solicitation” section below, the shareholder vote at the 2022 Annual Meeting has not been certified as of the date of this Proxy Statement.

Subject to the foregoing, including the validity of proxies solicited and submitted by Ocean Capital and others, Ethan A. Danial, José R. Izquierdo II and Brent D. Rosenthal received a plurality of the votes at the 2022 Annual Meeting and Ocean Capital’s shareholder proposal to repeal any provision of, or amendment to, the By-Laws adopted by the Board without the approval of the Fund’s shareholders subsequent to March 25, 2022 received a majority of the votes cast. If such votes are certified, Messrs. Danial, Izquierdo, and Rosenthal would be elected as directors and Ocean Capital’s shareholder proposal would be adopted. On September 11, 2023, Ocean Capital filed a motion in the Federal Securities Litigation (as defined below) requesting a judgment declaring that Messrs. Danial, Izquierdo, and Rosenthal were validly elected to the Board at the 2022 Annual Meeting. On October 26, 2023, the district court entered an order referring Ocean Capital’s Counterclaims to the magistrate judge to hold a hearing and issue a Report and Recommendation.

This Proxy Statement relates to the Meeting and not to the 2022 Annual Meeting. If you return the accompanying WHITE proxy card, your shares will be voted at the Meeting and not at the 2022 Annual Meeting or for any of the proposals submitted at the 2022 Annual Meeting.

For more information on the 2022 Annual Meeting, see the sub-heading “2022 Annual Meeting” under the “Background of the Solicitation” section below.

Q. What happened at the Fund’s 2023 Annual Meeting of Shareholders?

A.	The Fund’s 2023 Annual Meeting of Shareholders (the “2023 Annual Meeting”) was originally convened on April 10, 2023 and was subsequently adjourned a number of times to solicit proxies from the Fund’s shareholders to achieve a quorum for the transaction of business. The 2022 Annual Meeting was ultimately re-convened on November 2, 2023.

Ocean Capital’s solicitation relating to the 2023 Annual Meeting has been the subject of legal proceedings described further under the sub-heading “Legal Proceedings” under the “Background of the Solicitation” section below. As described further under the sub-heading “2023 Annual Meeting” under the “Background of the Solicitation” section below, the shareholder vote at the 2023 Annual Meeting has not been certified as of the date of this Proxy Statement.

Subject to the foregoing, including the validity of proxies solicited and submitted by Ocean Capital and others, (i) Roxana Cruz-Rivera and Mojdeh L. Khaghan received a plurality of the votes at the 2023 Annual Meeting, and (ii) Ocean Capital’s shareholder proposals to (a) repeal any provision of, or amendment to, the By-Laws of the Fund adopted by the Board without the approval of the Fund’s shareholders subsequent to March 25, 2022, (b) amend Article II, Section 8 of the By-Laws of the Fund to lower the quorum threshold for shareholder meetings from one-half to one-third of all outstanding shares entitled to vote and to add a supermajority voting standard for all future amendments of that section, and (c) amend Article II, Section 8 of the By-Laws of the Fund to provide that the power to adjourn shareholder meetings belongs exclusively to the shareholders and to add a supermajority voting standard for all future amendments of that section, each received a majority of the votes cast. If such votes are certified, Mses. Cruz-Rivera and Khaghan would be elected as directors and Ocean Capital’s shareholder proposals would be adopted.

This Proxy Statement relates to the Meeting and not to the 2023 Annual Meeting. If you return the accompanying WHITE proxy card, your shares will be voted at the Meeting and not at the 2023 Annual Meeting or for any of the proposals submitted at the 2023 Annual Meeting.

For more information on the 2023 Annual Meeting, see the sub-heading “2023 Annual Meeting” under the “Background of the Solicitation” section below.

Q. Who is entitled to vote at the Meeting?

A.	Each shareholder is entitled to one vote for each full share of common stock held and a corresponding fraction of a vote for each fractional share of the common stock held by the shareholder at the close of business on March 7, 2024.

Q. What am I being asked to consider in connection with the Meeting?

A.	You are being asked to consider and vote:

•	To elect three directors of the Fund (PROPOSAL 1);

•	Shareholder proposal submitted by Ocean Capital—To terminate all investment advisory and management agreements between the Fund and UBS Asset Managers (PROPOSAL 2);

•	Shareholder proposal submitted by Ocean Capital—To repeal any provision of, or amendment to, the Amended and Restated By-Laws of the Fund adopted by the Board without the approval of the Fund’s shareholders subsequent to March 25, 2022 (PROPOSAL 3);

•	Shareholder proposal submitted by Ocean Capital—To amend Article II, Section 8 of the By-Laws of the Fund to lower the quorum threshold for shareholder meetings from one-half to one-third of all outstanding shares entitled to vote (PROPOSAL 4);

•	Shareholder proposal submitted by Ocean Capital—To amend Article II, Section 8 of the By-Laws of the Fund to provide that the power to adjourn shareholder meetings belongs exclusively to the shareholders (PROPOSAL 5);

•	Shareholder proposal submitted by Ocean Capital—To amend Article II, Section 8 of the By-Laws of the Fund to add a supermajority voting standard for all future amendments of that section (PROPOSAL 6); and

•	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

On March 26, 2024, the Fund informed Ocean Capital that certain of the proposals submitted by it for consideration at the Meeting were deficient, as described further below under the “2024 Annual Meeting” sub-heading under the “Background of the Solicitation” section. Accordingly, no proxies or votes cast in respect of the Deficient Proposals (as defined in such section) will be recognized or tabulated at the Meeting.

Q. How does the Board of Directors recommend that the Fund’s shareholders vote on the proposals?

A.	After careful consideration, the Board of Directors, including all the Independent Directors (as defined below), recommends that the shareholders vote:

•	FOR ALL of Agustín Cabrer, Vicente J. León, and Clotilde Pérez to be elected as Directors of the Fund;

•	AGAINST the shareholder proposal submitted by Ocean Capital to terminate all investment advisory and management agreements between the Fund and UBS Asset Managers.

•	“AGAINST” Ocean Capital’s proposal to repeal any provision of, or amendment to, the Amended and Restated By-Laws of the Fund adopted by the Board without the approval of the Fund’s shareholders subsequent to March 25, 2022;

•	“AGAINST” Ocean Capital’s proposal to amend Article II, Section 8 of the By-Laws of the Fund to lower the quorum threshold for shareholder meetings from one-half to one-third of all outstanding shares entitled to vote;

•	“AGAINST” Ocean Capital’s proposal to amend Article II, Section 8 of the By-Laws of the Fund to provide that the power to adjourn shareholder meetings belongs exclusively to the shareholders; and

•	“AGAINST” Ocean Capital’s proposal to amend Article II, Section 8 of the By-Laws of the Fund to add a supermajority voting standard for all future amendments of that section.

Q. How is Ocean Capital involved in the Meeting?

A.	Ocean Capital has delivered notices to the Fund stating its intention to nominate one or more directors and submit one or more proposals at each of the 2022 Annual Meeting, the 2023 Annual Meeting and the Meeting. In addition, Ocean Capital and the Fund have been involved in legal proceedings against each other. For more information on each of these matters, see the corresponding sub-heading under the “Background of the Solicitation” section below.

On March 26, 2024, the Fund informed Ocean Capital that certain of the proposals submitted by it for consideration at the Meeting were deficient, as described further below under the “2024 Annual Meeting” sub-heading under the “Background of the Solicitation” section. Accordingly, no proxies or votes cast in respect of the Deficient Proposals will be recognized or tabulated at the Meeting.

Ocean Capital has filed certain proxy materials with the SEC, and we expect them to continue filing materials and to potentially mail you materials such as a proxy statement and blue proxy card. In the event you receive any proxy materials from Ocean Capital or any of its affiliates, the Fund urges you to discard any blue proxy card and not to sign, return or vote on any proxy card that may be sent to you by or on behalf of Ocean Capital. No proxies or votes cast in respect of the Deficient Proposals will be recognized or tabulated at the Meeting. If you have already voted using a blue proxy card sent to you by Ocean Capital, you can revoke it by voting using the accompanying WHITE proxy card or by voting virtually at the Meeting. Only your latest dated proxy will count, and any proxy may be revoked at any time prior to its exercise at the Meeting. The Fund is not responsible for the accuracy of any information contained in any proxy materials filed or disseminated by, or on behalf of, Ocean Capital or any of their affiliates or any other statements that they may otherwise make.

Q. What should I do if I receive any proxy materials or proxy cards from Ocean Capital?

A.	Ocean Capital has filed certain proxy materials with the SEC, and we expect them to continue filing materials and to potentially mail you materials such as a proxy statement and blue proxy card. In the event you receive any proxy materials from Ocean Capital or any of its affiliates, the Fund urges you to discard any blue proxy card and not to sign, return or vote on any proxy card that may be sent to you by or on behalf of Ocean Capital. No proxies or votes cast in respect of the Deficient Proposals will be recognized or tabulated at the Meeting. If you have already voted using a blue proxy card sent to you by Ocean Capital, you can revoke it by voting using the accompanying WHITE proxy card or by voting virtually at the Meeting. Only your latest dated proxy will count, and any proxy may be revoked at any time prior to its exercise at the Meeting. The Fund is not responsible for the accuracy of any information contained in any proxy materials filed or disseminated by, or on behalf of, Ocean Capital or any of their affiliates or any other statements that they may otherwise make.

Q. What is the required shareholder vote for approval of the proposals?

A.	In the election of Directors of the Fund (Proposal 1), the nominees will be elected by a plurality of votes cast at the Meeting. In other words, if more than three persons are lawfully nominated for election at the Meeting, only the three nominees receiving the highest number of votes cast at the Meeting will be elected. Alternatively, in the event the only nominees standing for election are the three nominees of the Board of Directors (such as in the event that Ocean Capital withdraws its nominees or does not present its nominations at the Meeting), then each such nominee will be elected so long as they receive at least one vote in favor of their election.

Approval of the shareholder proposal contained in Proposal 2 requires the affirmative vote of the majority of the outstanding voting securities of the Fund, which is defined by the Investment Company Act of 1940, as amended (the “1940 Act”), as the lesser of (1) 67% or more of the shares of the Fund present at the Meeting, if more than 50% of the outstanding shares are represented at the Meeting in person or by proxy, or (2) more than 50% of the outstanding shares entitled to vote at the Meeting. As a result, abstentions will have the same effect as a vote AGAINST this proposal. Any broker non-votes will have no effect on the outcome of this proposal.

Approval of the other shareholder proposals submitted by Ocean Capital (Proposals 3 through 6) requires the affirmative vote of a majority of the votes present virtually or represented by proxy at the Meeting.

Q. How do I vote if I am a shareholder of record?

A.	You have three options to vote your shares in the Fund:

•	By Internet:

1.	Find the 16-digit control number on the accompanying WHITE proxy card sent to you in the mail. If you cannot find your WHITE proxy card, please contact your financial advisor or custodian for assistance.

2.	Go to www.proxyvote.com, enter your control number and follow the simple on-screen instructions.

3.	If you have multiple investments, be sure to scroll down after you submit your initial voting instructions, for other ballots that may be outstanding for this and other meetings which would be listed below. At the Meeting:

•	By Mail:

1.	Sign and date the accompanying WHITE proxy card sent to you in the mail.

2.	Mail back with the enclosed business reply envelope.

3.	Please note that there may be multiple mailings, so once you have voted the WHITE proxy card, you may discard any future mailings you receive.

•	At the Virtual Meeting:

1.	Register at https://viewproxy.com/UBSPuertoRico/broadridgevsm/ no later than 5:00 p.m. Atlantic Standard Time (5:00 p.m. Eastern Daylight Time) on April 16, 2024.

Q. How do I vote if I am a beneficial shareholder with my shares held in street name?

A.	If you are a street name shareholder, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to direct your broker, bank or other nominee on how to vote your shares. Street name shareholders should generally be able to vote by telephone or by Internet or by signing, dating and returning a voting instruction form. However, the availability of telephone and Internet voting will depend on the voting process of your broker, bank or other nominee. If you are a street name shareholder, you may not vote your shares by ballot at the Meeting unless you obtain a legal proxy from your broker, bank or other nominee.

Q. What is a proxy?

A.	A proxy is your legal designation of another person to vote the shares you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. Mss. Maria L. Vilaró and Barbara González have been designated as the Fund’s proxy holders by the Fund’s Board of Directors for the Meeting. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Meeting in accordance with the instructions of the shareholder.

Q. Can I change my vote or revoke my proxy?

A.	Yes. If you are a shareholder of record, you can change your vote or revoke your proxy by attending the Meeting and voting your shares virtually or by submitting a letter of revocation or a later-dated proxy that is, in either case, received prior to the date of the Meeting. If you are a street name shareholder, your broker, bank or other nominee can provide you with instructions on how to change your vote.

Q. What should I do if I receive more than one proxy card or set of proxy materials from the Fund?

A.	Your shares may be owned through more than one brokerage or other share ownership account. In order to vote all of the shares that you own in accordance with the recommendations of the Fund’s Board of Directors, you must use each WHITE proxy card you receive in order to vote with respect to each account by telephone, by Internet, or by signing, dating and returning the WHITE proxy card in the postage-paid envelope provided.

Q. How will my shares be voted if I return the accompanying WHITE proxy card?

A.	The shares represented by the accompanying form of WHITE proxy will be voted in accordance with the specifications made on the proxy if it is properly executed and received by the Fund prior to or at the Meeting. Where a choice has been specified on the WHITE proxy card accompanying this Proxy Statement with respect to the proposal, the shares represented by such WHITE proxy card will be voted in accordance with the specifications therein.

The Directors do not intend to present any other business at the Meeting nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, in accordance with the Fund’s By-Laws, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

If you return the accompanying WHITE proxy card that has been validly executed without indicating how your shares should be voted on a matter and you do not revoke your proxy, your proxy will be voted (i) FOR ALL of the Director Nominees to be elected (Proposal 1), (ii) AGAINST Ocean Capital’s proposals (Proposals 2 through 6), and (iii) to the extent authorized under Rule 14a-4(c) under the Exchange Act, in the discretion of the proxies named therein with respect to such other business as may properly come before the Meeting).

Q. Will my shares be voted if I do nothing?

A.	Pursuant to New York Stock Exchange rules applicable to brokers, if a broker provides you with competing proxy materials (in addition to the Fund’s proxy materials), the broker will be prohibited from exercising discretionary authority with respect to any of the proposals to be voted on with respect to your account, unless you provide the broker with specific voting instructions. In these cases, those shares will not be counted for the purpose of determining whether a quorum is present. In other words, unless you provide your broker with specific voting instructions, the broker is not permitted to provide a proxy with respect to your shares, and, accordingly, such shares will not count as present for quorum purposes. If the broker has not provided you with competing proxy materials, the broker may vote your shares without your specific instruction with respect to routine proposals, including, in that case, Proposal 1 to elect the Director Nominees. In that case, if your broker casts a discretionary vote on Proposal 1, a “broker non-vote” will occur as to any other proposal on which you have not given specific voting instructions; such shares will count for the purpose of determining whether a quorum is present; and any such broker non-vote will not be considered a vote cast on any such proposal.

YOUR VOTE IS VERY IMPORTANT. To ensure that your shares are represented at the Meeting, we urge you to vote TODAY by following the instructions on the accompanying WHITE proxy card to vote by Internet or telephone, or by signing, dating and returning the WHITE proxy card, whether or not you plan to attend the Meeting. You can revoke your proxy at any time before the proxy or proxies you appointed cast your votes. If your bank, broker or other nominee is the holder of record of your shares (i.e., your shares are held in “street name”), you will receive voting instructions from such holder of record. You must follow these instructions in order for your shares to be voted. We urge you to instruct your broker or other nominee, by following the instructions on the accompanying WHITE proxy card, to vote your shares in line with the Board of Directors’ recommendations on the WHITE proxy card.

Q. What is a quorum?

A.	A quorum is the minimum number of shares required to be present at the Meeting to properly hold an annual meeting of shareholders and conduct business under the By-Laws and Puerto Rican law. Without a quorum, no business may be transacted at the Meeting. The presence at the Meeting virtually or representation by proxy of the holders of more than one-half of the outstanding shares will constitute a quorum. In the event that the shareholder vote in respect of Ocean Capital’s proposal at the 2023 Annual Meeting to amend Article II, Section 8 of the By-Laws of the Fund to lower the quorum threshold for shareholder meetings from one-half to one-third of all outstanding shares entitled to vote is certified (as described above under the question “What happened at the Fund’s 2023 Annual Meeting of Shareholders?”), the presence of more than one-third of the outstanding shares of common stock will constitute a quorum.

Abstentions and withhold votes are counted as shares present and entitled to vote for purposes of determining a quorum. Broker non-votes, if any, will not be counted for the purpose of determining whether a quorum is present. In other words, unless you provide your broker with specific voting instructions, the broker is not permitted to provide a proxy with respect to your shares, and, accordingly, such shares will not count as present for quorum purposes. If the broker has not provided you with competing proxy materials, the broker may vote your shares without your specific instruction with respect to routine proposals, including, in that case, Proposal 1 to elect the Director Nominees.

Q. How will the Meeting be conducted?

A.	The Meeting will be conducted virtually. Any shareholder wishing to participate in the Meeting by means of remote communication can do so. If you were a record holder of shares of common stock of the Fund as of the close of business on the record date, March 7, 2024, please register at https://viewproxy.com/UBSPuertoRico/broadridgevsm/ no later than 5:00 p.m. Atlantic Standard Time (5:00 p.m. Eastern Daylight Time) on April 16, 2024 to attend and vote at the Meeting. Broadridge will then e-mail you the login information and instructions for attending and voting at the Meeting.

Q. If I can’t attend the Meeting, can I vote later?

A.	No, any votes submitted after the closing of the polls at the Meeting will not be counted. You do not need to attend the virtual Meeting to vote if you submitted your vote via proxy in advance of the Meeting. Whether or not shareholders plan to attend the Meeting, we urge shareholders to vote and submit their WHITE proxy in advance of the Meeting by one of the methods described in the proxy materials.

Q. Who can help answer any other questions I may have?

A.	If you have any questions or require any assistance with voting your shares, or if you need additional copies of the proxy materials, please contact the Fund’s proxy solicitor, Okapi Partners, at (877) 566-1922 or at info@okapipartners.com..

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE, SIGN AND DATE THE WHITE PROXY CARD DELIVERED TO YOU AND RETURN IT PROMPTLY. RETURNING YOUR WHITE PROXY CARD WILL NOT PREVENT YOU FROM VOTING AT THE MEETING, BUT WILL ENSURE THAT YOUR VOTE IS COUNTED IF YOU ARE UNABLE TO ATTEND.

BACKGROUND OF THE SOLICITATION

The Fund is one of nine closed-end funds advised or co-advised by UBS Asset Managers, the Fund’s investment adviser, that have been targeted in proxy contests in a multi-year activism campaign by Ocean Capital. The summary below details significant events relating to Ocean Capital’s campaigns at the 2022 Annual Meeting, the 2023 Annual Meeting and the Meeting, and relating to the litigation between the Fund and Ocean Capital.

2022 Annual Meeting

On March 25, 2022, the Fund received a notice from Ocean Capital stating its intention to nominate three director candidates and submit a proposal at the 2022 Annual Meeting. The 2022 Annual Meeting was originally convened on April 28, 2022 and was subsequently adjourned, in turn, to June 9, 2022, July 28, 2022, September 22, 2022, and December 15, 2022 to solicit proxies from its shareholders to achieve a quorum for the transaction of business at the meeting.

On December 15, 2022, the 2022 Annual Meeting re-convened. As described below, the Fund has alleged in the Federal Securities Litigation that the defendants’ conduct in connection with their proxy solicitations with respect to the 2022 Annual Meeting violated Sections 13(d), 14(a), and 20(a) of the Exchange Act. While the district court has dismissed the Fund’s claims, the Fund has taken steps to permit the Fund to seek a prompt appeal in the U.S. Court of Appeals for the First Circuit. Inasmuch as the court has not rendered a final judgment on the Federal Securities Litigation as of the date of this Proxy Statement and the Fund or Ocean Capital may thereafter choose to appeal any such final judgment, the Fund’s Board believes that the validity of the solicitation of shareholders and the shareholder vote at the 2022 Annual Meeting remains subject to legal challenge and, thus, that it would be inappropriate to certify such shareholder vote prior to receiving a final and unappealable judgment from the court. Accordingly, the shareholder vote for the 2022 Annual Meeting has not been certified as of the date of this Proxy Statement.

Subject to the foregoing, including the validity of proxies solicited and submitted by Ocean Capital and others, Ethan A. Danial, José R. Izquierdo II and Brent D. Rosenthal received a plurality of the votes at the 2022 Annual Meeting and Ocean Capital’s shareholder proposal to repeal any provision of, or amendment to, the By-Laws adopted by the Board without the approval of the Fund’s shareholders subsequent to March 25, 2022 received a majority of the votes cast. If such votes are certified, Messrs. Danial, Izquierdo, and Rosenthal would be elected as directors and Ocean Capital’s shareholder proposal would be adopted.

The 2022 Annual Meeting, Ocean Capital’s solicitation relating thereto, and the outcome of the meeting have been the subject of legal proceedings described further under the sub-heading “Legal Proceedings” below. On September 11, 2023, Ocean Capital filed a motion in one of those proceedings, the Federal Securities Litigation, requesting a judgment declaring that Messrs. Danial, Izquierdo, and Rosenthal were validly elected to the Board at the 2022 Annual Meeting. On October 26, 2023, the district court entered an order referring Ocean Capital’s Counterclaims to the magistrate judge to hold a hearing and issue a Report and Recommendation.

On September 12, 2023 and September 13, 2023, Ocean Capital and Messrs. Izquierdo, Rosenthal, and Danial, respectively, delivered letters to the Board and the Fund demanding that the Fund seat Messrs. Danial, Izquierdo, and Rosenthal as directors of the Fund. On September 21, 2023, the Fund’s counsel, at the request of the Board, provided responses to Ocean Capital and Messrs. Danial, Izquierdo, and Rosenthal that described the actions the Fund intended to take in the Federal Securities Litigation to seek a final outcome in the litigation and, in the interest of expediting the onboarding of Ocean Capital’s nominees in the event that the Fund was unsuccessful in the Federal Securities Litigation, the Fund provided Messrs. Danial, Izquierdo, and Rosenthal with the Board’s policies to be reviewed and director questionnaire to be completed. As of the date of this proxy statement, Messrs. Danial, Izquierdo, and Rosenthal have not provided the Fund with completed director questionnaires.

On October 20, 2023, Ocean Capital’s counsel delivered a letter to the Fund’s counsel demanding that the Fund seat Messrs. Danial, Izquierdo, and Rosenthal as directors of the Fund. On October 27, 2023, Messrs. Danial, Izquierdo, and Rosenthal delivered a letter to the Fund purporting to call a special meeting of the Board.

For more information about the 2022 Annual Meeting, please refer to the definitive proxy statement filed by the Fund with the SEC relating to the 2022 Annual Meeting on April 8, 2022 as supplemented by Amendment No. 1 filed with the SEC on April 29, 2022, Amendment No. 2 filed with the SEC on June 10, 2022, and Amendment No. 3 filed with the SEC on July 29, 2022, Amendment No. 4 filed with the SEC on September 23, 2022, and as may be further amended from time to time by the Fund.

2023 Annual Meeting

On March 15, 2023, the Fund received a notice from Ocean Capital stating its intention to nominate two director candidates and submit four proposals at the 2023 Annual Meeting, including a proposal to terminate the Fund’s investment advisory agreement and other agreements with its investment adviser (the “2023 Advisory Agreement Proposal”). On March 28, 2023, the Fund rejected the notice with respect to the 2023 Advisory Agreement Proposal because the Board of Directors determined that Ocean Capital’s notice for such proposal failed to comply with the advance notice provisions set forth in the Fund’s organizational documents for notice of shareholder proposals. Specifically, the Board of Directors rejected the notice with respect to the 2023 Advisory Agreement Proposal because it believes that Ocean Capital intends the proposal to cause a liquidation of the Fund from which its principals will receive a disproportionate financial benefit as compared to the primary shareholder base of the Fund. Ocean Capital’s principals are Act 22 beneficiaries and would receive distributions from a liquidation entirely tax-free; by contrast, the Fund’s primary shareholder base are Puerto Rico residents who would incur greater tax liability from a liquidation. Ocean Capital failed to disclose this material interest in the 2023 Advisory Agreement Proposal that is not shared with other shareholders in violation of the advance notice provisions of the Fund’s By-laws.

The 2023 Annual Meeting was originally convened on April 20, 2023 and was subsequently adjourned, in turn, to June 1, 2023, August 3, 2023, and November 2, 2023 to solicit proxies from its shareholders to achieve a quorum for the transaction of business at the meeting.

On November 2, 2023, the 2023 Annual Meeting re-convened. As described below, the Fund has alleged in the Federal Securities Litigation that the defendants’ conduct in connection with their proxy solicitations with respect to the 2022 Annual Meeting violated Sections 13(d), 14(a), and 20(a) of the Exchange Act. While the district court has dismissed the Fund’s claims, the Fund has taken steps to permit the Fund to seek a prompt appeal in the U.S. Court of Appeals for the First Circuit. Inasmuch as the court has not rendered a final judgment on the Federal Securities Litigation as of the date of this Proxy Statement and the Fund or Ocean Capital may thereafter choose to appeal any such final judgment, the Fund’s Board believes that the validity of the solicitation of shareholders and the shareholder vote at the 2023 Annual Meeting remains subject to legal challenge and, thus, that it would be inappropriate to certify such shareholder vote prior to receiving a final and unappealable judgment from the court. Accordingly, the shareholder vote for the 2023 Annual Meeting has not been certified as of the date of this Proxy Statement.

Subject to the foregoing, including the validity of proxies solicited and submitted by Ocean Capital and others, (i) Roxana Cruz-Rivera and Mojdeh L. Khaghan received a plurality of the votes at the 2023 Annual Meeting, and (ii) Ocean Capital’s shareholder proposals to (a) repeal any provision of, or amendment to, the By-Laws of the Fund adopted by the Board without the approval of the Fund’s shareholders subsequent to March 25, 2022, (b) amend Article II, Section 8 of the By-Laws of the Fund to lower the quorum threshold for shareholder meetings from one-half to one-third of all outstanding shares entitled to vote and to add a supermajority voting standard for all future amendments of that section, and (c) amend Article II, Section 8 of the By-Laws of the Fund to provide that the power to adjourn shareholder meetings belongs exclusively to the shareholders and to add a supermajority voting standard for all future amendments of that section, each received a majority of the votes cast. If such votes are certified, Mses. Cruz-Rivera and Khaghan would be elected as directors and Ocean Capital’s shareholder proposals would be adopted. The 2023 Advisory Agreement Proposal was not presented at the 2023 Annual Meeting, and no proxies or votes cast in respect of the 2023 Advisory Agreement Proposal were tabulated at the 2023 Annual Meeting.

Ocean Capital’s solicitation relating to the 2023 Annual Meeting has been the subject of legal proceedings described further under the sub-heading “Legal Proceedings” below. While the district court has dismissed the Fund’s claims, the Fund has taken steps to permit the Fund to seek a prompt appeal in the U.S. Court of Appeals for the First Circuit.

For more information about the 2023 Annual Meeting, please refer to the definitive proxy statement filed by the Fund with the SEC relating to the 2023 Annual Meeting on April 10, 2023 as supplemented by Amendment No. 1 filed with the SEC on April 21, 2023, Amendment No. 2 filed with the SEC on June 2, 2023, and Amendment No. 3 filed with the SEC on August 4, 2023, and as may be further amended from time to time by the Fund.

2024 Annual Meeting

On December 6, 2023, the Fund received a notice from Ocean Capital stating its intention to submit a proposal for inclusion in the Fund’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

On February 23, 2024, the Fund filed a preliminary proxy statement with respect to the Meeting.

On March 18, 2024, the Fund received a notice from Ocean Capital stating its intention to nominate two candidates and submit ten proposals for consideration at the Meeting: (i) to adopt a non-binding resolution urging that the Board take all necessary steps to hold each of Agustín Cabrer, Vicente J. León, Carlos Nido, Luis M. Pellot, Clotilde Pérez, José J. Villamil and Carlos V. Ubiñas liable in their capacities as directors and agents of the Fund and as fiduciaries of the Fund’s stockholders for harms that he or she has caused the Fund to incur as a result of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office; (ii) to adopt a non-binding resolution urging that the Board take all necessary steps to resolve the stockholder dispute between the Fund and Ocean Capital by dropping all of its claims as soon as reasonably possible, and in no event more than sixty days following the date hereof ; (iii) to require that José R. Izquierdo II and Brent D. Rosenthal be seated immediately, but in no event more than 10 days following the date hereof, and that Carlos V. Ubiñas, Vicente J. Léon and José J. Villamil, step down immediately, but in no event more than 10 days following the date hereof; (iv) to require the Fund to distribute a press release through a widely circulated news or wire service and filed with the SEC whether the stockholder proposal submitted by Ocean Capital for stockholder vote at the 2022 Annual Meeting was properly implemented; (v) to require that Roxana Cruz-Rivera and Mojdeh L. Khaghan be seated immediately, but in no event more than 10 days following the date hereof, and that Luis M. Pellot and Carlos Nido, step down immediately, but in no event more than 10 days following the date hereof; (vi) to require the Fund to distribute a press release through a widely circulated news or wire service and filed with the SEC whether the stockholder proposals submitted by Ocean Capital for stockholder vote at the 2023 Annual Meeting were properly implemented; (vii) to repeal any provision of, or amendment to, the Amended and Restated By-Laws of the Fund adopted by the Board without the approval of the Fund’s shareholders subsequent to March 25, 2022; (viii) to amend Article II, Section 8 of the By-Laws of the Fund to lower the quorum threshold for shareholder meetings from one-half to one-third of all outstanding shares entitled to vote; (ix) to amend Article II, Section 8 of the By-Laws of the Fund to provide that the power to adjourn shareholder meetings belongs exclusively to the shareholders; and (x) to amend Article II, Section 8 of the By-Laws of the Fund to add a supermajority voting standard for all future amendments of that section.

On March 21, 2024, Ocean Capital filed a preliminary proxy statement with respect to the Meeting.

On March 25, 2024, the Fund rejected the notice with respect to proposals (i) through (vi) (the “Deficient Proposals”) described above because the Fund determined that they failed to comply with the requirements of the Fund’s By-Laws and applicable law. Specifically, the Fund determined that (a) proposal (i) is a veiled attempt to advance Ocean Capital’s personal litigation strategy and pressure the Fund to accede to Ocean Capital’s personal demands, which are reasons that it favors the proposal and interests in the proposal not shared with other shareholders that were not properly disclosed in the notice as required by the By-Laws; (b) if the Board acted in accordance with proposal (ii), the Board believes it would be compelled to certify the vote of the 2022 and 2023 Annual Meetings in favor of Ocean Capital’s nominees and proposals, which are reasons that Ocean Capital favors the proposal and interests in the proposal not shared with other shareholders that were not properly disclosed in the notice; and (c) proposals (iii) through (vi) are inconsistent with Puerto Rico law and deficient as a matter of law because they would obligate the Board to certify the votes of the 2022 and 2023 Annual Meetings in circumstances that the directors believe would violate the directors’ fiduciary duties. Accordingly, no proxies or votes cast in respect of the Deficient Proposals will be recognized or tabulated at the Meeting.

On March 26, 2024, the Fund filed a revised preliminary proxy statement with respect to the Meeting.

On April 4, 2024, the Fund filed this revised preliminary proxy statement with respect to the Meeting.

Legal Proceedings

On February 28, 2022, the Fund and seven other funds filed a complaint against Ocean Capital and certain other defendants in the U.S. District Court for the District of Puerto Rico, captioned Tax-Free Fixed Income Fund For Puerto Rico Residents, Inc. et al. v. Ocean Capital LLC et al., No. 22-cv-01101 (D.P.R.) (the “Federal Securities Litigation”). The Federal Securities Litigation alleges that the defendants’ conduct in connection with their proxy solicitations with respect to such funds violated Sections 13(d), 14(a), and 20(a) of the Exchange Act.

On January 23, 2023, Ocean Capital filed Counterclaims against two related funds. On April 4, 2023, Ocean Capital filed Amended Counterclaims against the Fund, and on April 14, 2023 filed a Motion for Statutory Injunction. Ocean Capital’s Counterclaims and Motion for Statutory Injunction seek a declaration that its nominees were elected at the 2022 Annual Meeting, and an order from the court seating its nominees.

On August 10, 2023, the magistrate judge in the Federal Securities Litigation issued a report recommending dismissal of the Fund’s claims. On September 8, 2023, the federal district court issued a decision and order adopting that report in full, and entering judgment closing the case. On September 11, 2023, Ocean Capital filed a motion in the Federal Securities Litigation requesting an order and judgment declaring that Messrs. Danial, Izquierdo, and Rosenthal were validly elected to the Board at the 2022 Annual Meeting and ordering that Messrs. Danial, Izquierdo, and Rosenthal be seated as directors of the Fund and that Messrs. Leon, Ubiñas, Villamil cease all activities as directors. Also on September 11, 2023 the court vacated its judgment. On September 13, 2023, the court issued an order dismissing the Fund’s claims and retaining jurisdiction as to the other matters before the court, including Ocean Capital’s Amended Counterclaims.

On September 22, 2023, the Fund filed a Motion requesting the court enter final judgment, which would permit the Fund to pursue an appeal of the dismissal of the Federal Securities Litigation, and a stay of all proceedings in the interim. That motion is pending. On October 26, 2023, the district court entered an order referring Ocean Capital’s Counterclaims to the magistrate judge to hold a hearing and issue a Report and Recommendation. On October 30, 2023, Ocean Capital filed a motion seeking expedited relief from the Magistrate Judge.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The close of business on March 7, 2024 has been fixed as the record date for the determination of the shareholders entitled to notice of and to vote at the Meeting and all adjournments and postponements thereof.

Each shareholder is entitled to one vote for each full share of common stock held and a corresponding fraction of a vote for each fractional share of common stock held by the shareholder on March 7, 2024. On such date, there were 11,128,197 shares of common stock outstanding.

Please see “Security Ownership of Certain Beneficial Owners and Management” below for a list of each person or group of affiliated persons known by the Fund to be the beneficial owner of more than 5% of the Fund’s shares.

PROPOSAL 1:   TO ELECT THREE DIRECTORS OF THE FUND’S BOARD OF DIRECTORS

At the Meeting, the following persons are to be nominated for election as members of the Fund’s Board of Directors (the “Director Nominees”), each to hold office until the election meeting for the year in which his or her term expires and until his or her successor shall have been elected and shall have qualified, or until his or her death, or until December 31 of the year in which he or she shall have reached eighty-five (85) years of age, or until he or she shall have resigned or been removed. The Board of Directors is divided into three classes, namely Class I, Class II, and Class III. Each year, the term of office of one class expires, and the re-election for such Class will be for a term of three years. Unless authority is withheld, it is the intention of the persons named in the WHITE proxy card accompanying this Proxy Statement to vote such proxy “FOR ALL” of the Director Nominees appearing below to be elected. Each Director Nominee has indicated that they will serve if elected, but if any Director Nominee should be unable to serve, the proxy will be voted for any other person determined by the attorneys-in-fact named in the proxy in accordance with their judgment.

Messrs. Agustín Cabrer and Vicente J. León and Ms. Clotilde Pérez served as members of the Board of Directors during the entirety of the fiscal year ended December 31, 2023. Currently, none of the Director Nominees is an “interested person” as defined in Section 2(a)(19) of the 1940 Act. Members of the Board of Directors who are not “interested persons” as defined in the 1940 Act are referred to herein as “Independent Directors”.

Shareholders who wish to recommend a nominee should send nominations to the Fund Secretary at the address, within the timeframe and with the materials described in “Shareholder Proposals”.

The Board of Directors intends to nominate the following persons to be elected as Directors:

Name	Expiration of Term	Class
Agustín Cabrer	2027	I
Vicente J. León	2027	I
Clotilde Pérez	2027	I

Certain biographical and other information related to the Director Nominees is set forth below, including their ages, their principal occupations for the last five (5) years, the length of time served as a member of the Board of Directors, the total number of Affiliated Funds (such term as defined in the table below) overseen and public directorships held. For additional biographical information concerning the Director Nominees, see “Board Diversification and Director Qualifications”.

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen***	Public Directorships
Independent Director Nominees
Agustín Cabrer (75)	Director	Class I; Current term expires in 2024 Director since 2002	President of Antonio Roig Sucesores (land holding enterprise with commercial properties) since 1995; President of Libra Government Building, Inc. (administration of court house building) since 1997; President of Cabrer Consulting (financial services business); President of CC Development, LLC (construction supervision and management consulting) for the last five years; President of CC Development, LLC (construction supervision and management consulting) since 2021; and Director of V. Suarez & Co. (food and beverage distribution company) since 2002.	18 funds consisting of 29 portfolios	None
Vicente J. León (85)	Director	Class I; Current term expires in 2024† Director since 2021	Independent business consultant since 1999.	18 funds consisting of 29 portfolios	None
Clotilde Pérez (72)	Director	Class I; Current term expires in 2024 Director since 2009	Independent Corporate Development Consultant as of 2022; Vice President Corporate Development Officer at V. Suarez & Co., Inc. 1999-2022; VP Senior Investment Banker, Citibank, N.A.-Puerto Rico 1997-1999; Executive Director at Grupo Guayacán, Inc. 1996-1997; Vice President Venture Capital, PR Economic Development Bank 1993-1996; Academic Dean, UPR-Río Piedras Campus, School of Business Administration 1990-1992; Associate Professor of Finance, University of Puerto Rico, Río Piedras Campus 1987-1992. Member of the Board of Directors of Campofresco Corp. 2012-present; former Member of the Board of Trustee of the University of the Sacred Heart 2005-2019; Member of the Board of Directors of Grupo Guayacan, Inc., EnterPrize, Inc. and Puerto Rico Venture Forum 1997-2013.	24 funds consisting of 30 portfolios	None

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen***	Public Directorships

*	The address of each Director Nominee is UBS Trust Company of Puerto Rico, American International Plaza Tenth Floor, 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918.
**	Each Director holds his or her office from the time of their election and qualification until the election meeting for the year in which his or her term expires and until his or her successor shall have been elected and shall have qualified, or until his or her death, or until December 31 of the year in which he or she shall have reached eighty-five (85) years of age, or until he or she shall have resigned or been removed.
***	The “UBS Family of Funds” consists of GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc.; Multi-Select Securities Fund for Puerto Rico Residents; Short Term Investment Fund for Puerto Rico Residents, Inc.; Tax Free Fund for Puerto Rico Residents, Inc.; Tax Free Fund II for Puerto Rico Residents, Inc.; Tax Free Target Maturity Fund for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund V for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund VI for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Bond Fund II for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.; U.S. Monthly Income Fund for Puerto Rico Residents, Inc.; and US Mortgage-Backed & Income Fund for Puerto Rico Residents, Inc. The “Co-Advised Family of Funds” consists of Puerto Rico Residents Tax-Free Fund, Inc.; Puerto Rico Residents Tax-Free Fund II, Inc.; Puerto Rico Residents Tax-Free Fund III, Inc.; Puerto Rico Residents Tax-Free Fund IV, Inc.; Puerto Rico Residents Tax-Free Fund V, Inc.; Puerto Rico Residents Tax-Free Fund VI, Inc.; and Puerto Rico Residents Bond Fund I. The UBS Family of Funds is managed by UBS Asset Managers. The Co-Advised Family of Funds is co-advised by UBS Asset Managers and Popular Asset Management LLC (“Popular Asset Management”). For Mr. Cabrer and León, the Affiliated Funds consist of the UBS Family of Funds and for Ms. Pérez the Affiliated Funds consist of the UBS Family of Funds and the Co-Advised Family of Funds.
†	Mr. León’s term of office expires in 2024. However, Mr. León was appointed by the other members of the Board of Directors and is therefore standing for election at the 2022 Annual Meeting in accordance with the Fund’s By-Laws. In the event that the certification of the election of directors at the Meeting occurs prior to or simultaneously with the certification of the election of directors at the 2022 Annual Meeting, then Mr. León (or another director nominee elected as Mr. León’s successor at the Meeting) will serve until the 2027 Annual Meeting and until his successor has been elected and qualified regardless the election results of the 2022 Annual Meeting. In the event that certification of the election of directors at the 2022 Annual Meeting occurs prior to the certification of the election of directors at the Meeting, (a) if Mr. León is elected at the 2022 Annual Meeting, he will continue to serve as a director until the Meeting and until his successor has been elected and qualified or (b) if another director is elected as Mr. León’s successor at the 2022 Annual Meeting, Mr. León will cease to be a director at the conclusion of the 2022 Annual Meeting and certification of the shareholder vote. In either case of clause (a) or (b) of the preceding sentence, the successor to the director elected at the 2022 Annual Meeting will be elected at the Meeting. Subject to the matters discussed under “Background of the Solicitation” above, Ethan A. Danial, José R. Izquierdo II and Brent D. Rosenthal received a plurality of the votes at the 2022 Annual Meeting. As a result, in the event that certification of the election of directors at the 2022 Annual Meeting occurs prior to the certification of the election of directors at the Meeting, Mr. León would cease to be a director and one of Messrs. Danial, Izquierdo, and Rosenthal would be elected as a director as his successor; provided that the successor to such director would be elected at the Meeting. On September 11, 2023, Ocean Capital filed a motion in the Federal Securities Litigation requesting an order and judgment declaring that Messrs. Danial, Izquierdo, and Rosenthal were validly elected to the Board at the 2022 Annual Meeting and ordering that Messrs. Danial, Izquierdo, and Rosenthal be seated as directors of the Fund and that Messrs. Leon, Ubiñas, Villamil cease all activities as directors. On October 26, 2023, the district court entered an order referring Ocean Capital’s Counterclaims to the magistrate judge to hold a hearing and issue a Report and Recommendation.

Certain biographical and other information relating to the Directors whose terms of office did not expire in 2024, as well as the Fund’s officers, is set forth below, including their ages, their principal occupations for at least the last five (5) years, the length of time served as a member of the Board of Directors or officer of the Fund, the total number of Affiliated Funds overseen, and public directorships held.

For additional biographical information concerning the Directors whose terms of office did not expire in 2024, see “Board Diversification and Director Qualifications”.

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen***	Public Directorships
Interested Director
Carlos V. Ubiñas**** (69)	Director, Chairman of the Board of Directors, and President	Class II; Term expires in 2022†† President since 2015; Chairman of the Board of Directors since 2012; and Director since 2001	Chief Executive Officer since 2009, President since 2005 Managing Director, Head Asset Management and Investment Banking of UBS Financial Services Inc. since 2014; former Chief Operating Officer and Executive Vice President of UBS Financial Services Inc. from 1989 to 2005. UBS Financial Services Inc. is an affiliate of the Fund.	18 funds consisting of 29 portfolios	None
Independent Directors
José J. Villamil (84)	Director	Class II; Term expires in 2022†† Director since 2021	Chairman of the Board and Chief Executive Officer of Estudios Técnicos, Inc. (consulting business) since 2005.	18 funds consisting of 29 portfolios	None
Luis M. Pellot (75)	Director	Class III; Term expires in 2023††† Director since 2002	President of Pellot-González, Tax Attorneys & Counselors at Law, PSC (legal services business), since 1989.	24 funds consisting of 30 portfolios	None
Carlos Nido (59)	Director	Class III; Term expires in 2023††† Director since 2007	President of Green Isle Capital LLC, a Puerto Rico Venture Capital Fund under law 185 investing primarily in feature films and healthcare since 2016.	24 funds consisting of 30 portfolios	None
Officers
Leslie Highley (77)	Senior Vice President	Senior Vice President since 2001	Managing Director of UBS Trust PR; Senior Vice-President of UBS Financial Services Inc.; Senior Vice President of the Puerto Rico Residents Tax-Free Family of Funds; President of Dean Witter Puerto Rico, Inc. since 1989 and Executive Vice President of the Government Development Bank for Puerto Rico. UBS Trust PR, UBS Financial Services Inc. and Puerto Rico Residents Tax-Free Family of Funds are affiliates of the Fund.	Not applicable	None
William Rivera (65)	First Vice President and Treasurer	First Vice President since 2002 and Treasurer since 2015	Executive Director of UBS Asset Managers since 2011; Director of UBS Asset Managers from 2006 to 2010; Assistant Portfolio Manager for UBS Asset Managers; First Vice President of Trading of UBS Trust PR since January 2002 and of UBS Financial Services Inc. since 1987. UBS Asset Managers, UBS Trust PR and UBS Financial Services Inc. are affiliates of the Fund.	Not applicable	None

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen***	Public Directorships
Javier Rodríguez (51)	Assistant Vice President and Assistant Treasurer	Assistant Vice President and Assistant Treasurer since 2005	Divisional Assistant Vice President, trader, and portfolio manager of UBS Trust PR since 2003; financial analyst with UBS Trust PR from 2002 to 2003; financial analyst with Popular Asset Management from 1998 to 2002. UBS Trust PR is an affiliate of the Fund.	Not applicable	None
Liana Loyola (63)	Secretary	Secretary since 2014	Attorney in private practice since 2009.	Not applicable	None
Heydi Cuadrado (43)	Assistant Vice President	Assistant Vice President since 2019	Director of UBS Trust Company since March 2012. Trader and Assistant Portfolio Manager for UBS Asset Managers since 2008. Joined UBS Trust Company in 2003. UBS Trust Company and UBS Asset Managers are affiliates of the Fund.	Not applicable	None
Gustavo Romañach (49)	Assistant Vice President	Assistant Vice President since 2019	Director of UBS Asset Managers since 2013; Associate Director Portfolio analyst & trader of UBS Asset Managers since 2009; Assistant Vice-President of UBS Asset Managers since 2003. UBS Asset Managers is an affiliate of the Fund.	Not applicable	None

*            The address of the Directors and Officers is UBS Trust Company of Puerto Rico, American International Plaza - Tenth Floor, 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918.

**          Each Director holds his or her office from the time of their election and qualification until the election meeting for the year in which his or her term expires and until his or her successor shall have been elected and shall have qualified, or until his or her death, or until December 31 of the year in which he or she shall have reached eighty-five (85) years of age, or until he or she shall have resigned or been removed. Each Officer is annually elected by and serves at the pleasure of the Board of Directors.

***        For Messrs. Pellot and Nido, the Affiliated Funds consist of the UBS Family of Funds and the Co-Advised Family of Funds. For Messrs. Ubiñas and Villamil, the Affiliated Funds consist of the UBS Family of Funds.

****      Considered an “Interested Director” of the Fund as that term is defined in Section 2(a)(19) of the 1940 Act as a result of his employment as an officer of the Fund, the Fund’s investment adviser, or an affiliate thereof.

††          Messrs. Ubiñas and Villamil’s terms of office expired in 2022, and accordingly each will serve until the 2022 Annual Meeting and until such director successors have been elected and qualified. Messrs. Ubiñas and Villamil have been nominated for election at the 2022 Annual Meeting to serve as directors until the 2025 Annual Meeting of Shareholders (the “2025 Annual Meeting”) and until such directors’ successors have been elected and qualified. In the event that Messrs. Ubiñas and Villamil are elected at the 2022 Annual Meeting, they will serve until the 2025 Annual Meeting and until such directors’ successors have been elected and qualified. In the event that other director nominees are elected as their successors at the 2022 Annual Meeting, Messrs. Ubiñas and Villamil will cease to be directors at the conclusion of the 2022 Annual Meeting and certification of the shareholder vote. Subject to the matters discussed under “Background of the Solicitation” above, Ethan A. Danial, José R. Izquierdo II and Brent D. Rosenthal received a plurality of the votes at the 2022 Annual Meeting. As described further under the sub-heading “2022 Annual Meeting” under the “Background of the Solicitation” section above, the shareholder vote at the 2022 Annual Meeting has not been certified as of the date of this Proxy Statement. If such votes are certified, Messrs. Ubiñas and Villamil would cease to be directors and two of Messrs. Danial, Izquierdo, and Rosenthal would be elected as directors. On September 11, 2023, Ocean Capital filed a motion in the Federal Securities Litigation requesting an order and judgment declaring that Messrs. Danial, Izquierdo, and Rosenthal were validly elected to the Board at the 2022 Annual Meeting and ordering that Messrs. Danial, Izquierdo, and Rosenthal be seated as directors of the Fund and that Messrs. Leon, Ubiñas, Villamil cease all activities as directors. On October 26, 2023, the district court entered an order referring Ocean Capital’s Counterclaims to the magistrate judge to hold a hearing and issue a Report and Recommendation.

†††        Messrs. Pellot and Nido’s terms of office expired in 2023, and accordingly each will serve until the 2023 Annual Meeting and until such director successors have been elected and qualified. Messrs. Pellot and Nido have been nominated for election at the 2023 Annual Meeting to serve as directors until the 2026 Annual Meeting of Shareholders (the “2026 Annual Meeting”) and until such directors’ successors have been elected and qualified. In the event that Messrs. Pellot and Nido are elected at the 2023 Annual Meeting, they will serve until the 2026 Annual Meeting and until such directors’ successors have been elected and qualified. In the event that other director nominees are elected as their successors at the 2023 Annual Meeting, Messrs. Pellot and Nido will cease to be directors at the conclusion of the 2023 Annual Meeting and certification of the shareholder vote. Subject to the matters discussed under “Background of the Solicitation” above, Roxana Cruz-Rivera and Mojdeh L. Khaghan received a plurality of the votes at the 2023 Annual Meeting. As described further under the sub-heading “2023 Annual Meeting” under the “Background of the Solicitation” section above, the shareholder vote at the 2023 Annual Meeting has not been certified as of the date of this Proxy Statement. If such votes are certified, Messrs. Pellot and Nido would cease to be directors and Mses. Cruz-Rivera and Khaghan would be elected as directors. Ocean Capital’s solicitation relating to the 2023 Annual Meeting has been the subject of legal proceedings described further under the sub-heading “Legal Proceedings” under “Background of the Solicitation” above. While the district court has dismissed the Fund’s claims, the Fund has taken steps to permit the Fund to seek a prompt appeal in the U.S. Court of Appeals for the First Circuit.

As of March 7, 2024, the Directors and Officers of the Fund as a group beneficially owned an aggregate of less than 1% of the Fund’s outstanding shares. The Fund’s By-Laws define beneficial ownership to comprise all shares that a person, together with such person’s affiliates and associates (as defined in Rule 12b-2 under the Exchange Act), may be deemed to beneficially own pursuant to Rules 13d-3 and 13d-5 of the Exchange Act, as well as all shares that such person, together with such person’s affiliates and associates, has the right to become the beneficial owner pursuant to any agreement or understanding, or upon the exercise of warrants, options or rights to convert or exchange (whether such rights are exercisable immediately or only after the passage of time or the occurrence of conditions).

The Board

Mr. Ubiñas, the Chairman of the Board, is an Interested Director because of his affiliation with the Fund’s investment adviser. The Independent Directors have designated Mr. Cabrer as the lead Independent Director. In that capacity, Mr. Cabrer generally acts as chairman of meetings or executive sessions of the Independent Directors and, when appropriate, represents the views of the Independent Directors to management. The Board has determined that its leadership structure is appropriate for the Fund because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition and functioning and may make changes in its discretion at any time.

During the fiscal year ended December 31, 2023 the Fund’s Board of Directors met nine times. During that period, each of the Independent Directors attended one hundred percent of the meetings of the Board of Directors and Mr. Ubiñas attended sixty-seven percent of the meetings of the Board of Directors. The aggregate remuneration by the Fund to Independent Directors then serving in such capacity for attendance at such meetings held during the fiscal year ended December 31, 2023 amounted to $25,785.17.

The Fund does not have a policy regarding director attendance at the Annual Meeting of Shareholders, and none of the Directors attended the 2023 Annual Meeting.

Audit Committee

The Fund’s Board of Directors has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act, which is responsible for overseeing the Fund’s accounting, financial reporting and auditing policies and practices and for recommending to the Board of Directors any action to ensure that the Fund’s accounting and financial reporting are consistent with acceptable accounting standards applicable to the mutual fund industry. The Board of Directors has adopted an Audit Committee Charter, which will be made available on the Fund’s website https://www.ubs.com/us/en/wealth-management/information/puerto-rico-funds.html as soon as possible after the site’s construction is completed. The Audit Committee is composed solely of Independent Directors, consisting of Messrs. Cabrer, León and Pellot. The Audit Committee is advised by independent legal counsel in connection with its duties. Mr. León serves as Chairman of the Audit Committee and audit committee financial expert.

The Audit Committee met four times during the fiscal year ended December 31, 2023. Each of the directors who were members of the Audit Committee during the fiscal year ended December 31, 2023, attended one hundred percent of the Audit Committee meetings during such fiscal year. The aggregate remuneration by the Fund to the directors then serving in such capacity for attendance at such meetings during the fiscal year ended December 31, 2023 amounted to $6,000.00.

Audit Fees. The aggregate fees billed for professional services rendered by E&Y for the audit of the Fund’s annual financial statements and for services that are normally provided by E&Y in connection with statutory and regulatory filings for the fiscal years ended December 31, 2022, and December 31, 2023, were $52,382 and $54,865, respectively.

Audit-Related Fees. The aggregate fees billed for assurance and related services by E&Y that reasonably related to the performance of the audit of the Fund’s financial statements and are not reported as audit fees for the fiscal years ended December 31, 2022, and December 31, 2023, were $0 and $10,600, respectively. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Fund transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Fund of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies. There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

Tax Fees. The aggregate fees billed for professional services rendered by E&Y for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the fiscal years ended December 31, 2022, and December 31, 2023, were $10,412 and $10,412, respectively. There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

All Other Fees. The aggregate fees billed for any other products or services provided by E&Y for the fiscal years ended December 31, 2022, and December 31, 2023, other than the services reported in paragraphs (a) through (c) above were $0 and $0, respectively. There were no “all other” fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and permissible non-audit services to be provided to the Fund by the Fund’s independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to non-auditing services to the Fund may be waived consistent with the exceptions provided for in the Securities Exchange Act of 1934, as amended (the “1934 Act”).

All the audit and tax services described above for which E&Y billed the Fund fees for the fiscal years ended December 31, 2022, and December 31, 2023, were pre-approved by the Audit Committee. For the fiscal years ended December 31, 2022, and December 31, 2023, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by E&Y.

The aggregate fees billed by E&Y for non-audit services rendered to the Fund, its investment adviser and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Fund for the fiscal years ended December 31, 2022, and December 31, 2023, other than those disclosed above, were $0 and $0, respectively.

The Audit Committee of the Fund’s Board of Directors considered the provision of non-audit services that were rendered to the Fund’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services are compatible with maintaining the principal accountant’s independence.

Representatives of E&Y are invited to attend the Annual Meeting and, if in attendance, such representatives will have the opportunity to make a statement if they desire to do so and be available to respond to appropriate questions.

Audit Committee Report. The Audit Committee has reviewed and discussed the Fund’s audited financial statements for the fiscal year ended December 31, 2023, with management of the Fund and with E&Y. The Audit Committee has received written disclosures and the letter required by the Independence Standards Board Standard No. 1, as may be modified or supplemented, from E&Y, independent auditors for the Fund. The Audit Committee has discussed with E&Y its independence with respect to the Fund and certain matters required to be discussed by Statements on Auditing Standards No. 114, as may be modified or supplemented. E&Y meets the independence requirements under AICPA standards and is independent from the Fund considering the independence rules of the Securities and Exchange Commission (the “SEC”). Following the Audit Committee’s review and discussion regarding the audit of the Fund’s financial statements with Fund management and E&Y, the Audit Committee recommended to the Board of Directors that the Fund’s audited financial statements for the Fund’s most recently completed fiscal year be included in the Fund’s Annual Report to Shareholders. In addition, pursuant to the request of the Independent Directors who serve on the Audit Committee, executive sessions were held throughout the year with E&Y and Fund management to discuss any concerns the Independent Directors may have had regarding the Fund. The Audit Committee is notified by Fund management or E&Y if any material concerns arise during the course of the audit and preparation of the audited financial statements and before they are mailed to shareholders as part of the Fund’s Annual Report to Shareholders. The Audit Committee has not received any such notifications for the fiscal year ended December 31, 2023, as of the date of this Proxy Statement.

Agustín Cabrer, Member of the Audit Committee

Luis M. Pellot, Member of the Audit Committee

Vicente J. León, Chairperson of the Audit Committee

Dividend Committee

The Dividend Committee is responsible for the determination of the amount, the form, and record date of any dividends to be declared and paid by the Fund. The Dividend Committee has three members, Messrs. Cabrer and Pellot, who are Independent Directors, and Mr. Ubiñas, who is an Interested Director. The Dividend Committee did not meet during the fiscal year ended December 31, 2023.

Compensation Committee

The Fund does not have a standing compensation committee.

Nominating Committee

The Fund has a Nominating Committee composed of three Independent Directors, who are Messrs. Cabrer, Nido, and Pellot. The principal responsibilities of the Nominating Committee are to identify individuals qualified to serve as Independent Directors of the Fund and to recommend its nominees for consideration by the full Board of Directors. The Independent Directors have retained independent legal counsel to assist them in connection with these duties. While the Nominating Committee is solely responsible for the selection and nomination of the Fund’s Independent Directors, the Nominating Committee may consider nominations for the office of Director made by Fund shareholders as it deems appropriate. Shareholders who wish to recommend a nominee should send nominations to the Fund’s Secretary that include biographical information and set forth the qualifications of the proposed nominee. The Nominating Committee evaluates nominees from whatever source using the same standard. The Fund has adopted a written Charter for the Nominating Committee, which will be made available on the Fund’s website https://www.ubs.com/us/en/wealth-management/information/puerto-rico-funds.html as soon as possible after the site’s construction is completed. The Nominating Committee met once during the fiscal year ended December 31, 2023.

In identifying and evaluating a potential nominee to serve as an Independent Director of a Fund, the Nominating Committee will consider, among other factors, (i) the contribution that the person can make to the Board of Directors, with consideration being given to the person’s business and professional experience, education, and such other factors as the Committee may consider relevant; (ii) the character and integrity of the person; (iii) whether or not the person is “independent” as that term is defined in Section 2(a)(19) of the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director; (iv) whether or not the person has any business, charitable, financial or family relationships with Fund management, the investment adviser or manager of the Fund, any sub- adviser to the Fund, Fund service providers or their affiliates; (v) whether the individual is financially literate pursuant to applicable standards; (vi) whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes; (vii) whether or not the person is willing to serve, and willing and able to commit the time necessary to perform the duties of a Fund Director; and (viii) whether or not the selection and nomination of the person would be consistent with the Fund’s retirement policy.

Board Diversification and Director Qualifications

In determining that a particular director was qualified to serve on the Board, the Board has considered each director’s background, skills, experience, and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that directors need to have the ability to critically review, evaluate, question, and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each director satisfies this standard. An effective director may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each director should continue to serve in that capacity. References to the experiences, qualifications, attributes, and skills of directors are pursuant to requirements of the SEC, do not constitute holding out of the Board or any director as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Luis M. Pellot. Mr. Pellot has been the President of Pellot-González, Tax Attorneys & Counselors at Law, PSC since 1989. He is also a member of the Puerto Rico Bar Association, Puerto Rico Manufacturers Association, Puerto Rico Chamber of Commerce, Puerto Rico General Contractors Association, Puerto Rico Hotel & Tourism Association and Hispanic National Bar Association and President of Tax Committee, Puerto Rico Chamber of Commerce from 1996 to 1997. He has been an Independent Director and member of the Audit Committee of the UBS Family of Funds since 2002.

Agustin Cabrer. Mr. Cabrer was the President of Starlight Development Group, Inc., a real estate development company, from 1995 to 2014. He is also the President of Antonio Roig Sucesores since 1995 (real estate development), a Partner of Desarrollos Roig since 1995, Desarrollos Agricolas del Este S.E. since 1995, and El Ejemplo, S.E. since 1995 (real estate development). He is also a Partner, Pennock Growers, Inc. since 1998, Partner and Managing Director of RERBAC Holdings, LLP since 2004 (real estate development), Director of V. Suarez & Co. since 2002, V. Suarez Investment Corporation since 2002, V. Suarez International Banking Entity, Inc. since 2002, Villa Pedres, Inc. since 2002, and Caparra Motor Service since 1998, Director of TC Management from 2002 to 2013, Officer of Candelero Holdings & Management, Inc. from 2001 to 2013, 100% owner, President and Registered Principal (Agent) of Starlight Securities Inc. since 1995 (registered broker-dealer), former Member of the Board of Trustees of the University of Puerto Rico, Partner and Officer of Grupo Enersol, LLC since 2013 (solar photovoltaic developer), President of Libra Government Building, Inc. since 1997, Partner of Cometa 74, LLC since 1998, Vice-President of Candelario Point Partners, Inc. since 1998 and Officer of Marbella Development, Corp. from 2001 to 2014.

Carlos J. Nido. Mr. Nido has been the President of Green Isle Capital LLC, a Puerto Rico Venture Capital Fund under law 185 investing primarily in feature films and healthcare, since 2015. He is also President and Executive Producer of Piñolywood Studios LLC. He also serves as a member of the Board of Grupo Ferré Rangel, GFR Media, LLC, the UBS Puerto Rico family of Mutual Funds, B. Fernández & Hnos. Inc., Puerto Rico Ambulatory Surgery Center, and the San Jorge Children’s Foundation; Member of the Advisory Board of Advent Morro Private Equity Funds. Former Senior Vice President of Sales of El Nuevo Día, President of Del Mar Events. He is the former President and founder of Virtual, Inc. and Zona Networks and General Manager of Editorial Primera Hora from 1997 until 1999.

Clotilde Pérez. Ms. Perez has been a corporate development consultant since 2022; Vice President Corporate Development Officer of V. Suárez & Co., Inc. from 1999 to 2022; former Member of the Board of Trustees of the University of the Sacred Heart from 2005 to 2019; Member of the Board of Directors of Campofresco Corp. since 2012; Partner of Inforgerencia, Inc. since 1985; former Member of the Board of Directors of Grupo Guayacan, Inc., EnterPrize, Inc., and Puerto Rico Venture Forum from 1999 to 2013; Vice President Venture Capital, PR Economic Development Bank from 1993-1996; and Associate Professor of Finance, University of Puerto Rico, Rio Piedras Campus from 1987-1992.

Carlos V. Ubiñas. Mr. Ubiñas has been the Chief Executive Officer of UBS Financial Services, Inc. since 2009. He has also been the President of UBS Financial Services, Inc. since 2005 and the Managing Director, Head Asset Management and Investment Banking of UBS Financial Services, Inc. since 2014. He is the former Chief Operating Officer and Executive Vice President of UBS Financial Services, Inc. from 1989 to 2005.

Vicente J. León. Mr. León has been an Independent Director of the Funds from 2008 to 2019 and since 2021, he oversees 18 funds consisting of 29 portfolios. For the past five years, Mr. León is an independent business consultant and in 2020 and 2021 was a consultant to the Audit Committee of the Funds. He is a former Member and Vice Chairman of the Board of Directors and Chairman and Financial Expert of the Audit Committee of Triple S Management Corp. (a Public Company) from 2000 to 2012, past president of the Puerto Rico Society of Certified Public Accountants and a former Partner at KPMG LLP.

José J. Villamil. Mr. Villamil is Chairman of the Board and Chief Executive Officer of Estudios Técnicos, Inc.; Member of the Board of Governors of United Way of Puerto Rico; Chairman of the Puerto Rico Manufacturer’s Association’s Committee on Competitiveness; Chairman of the Board of BBVA-PR from 1998 to 2012; founding Director of the Puerto Rico Community Foundation and the Aspen Institute’s Non-Profit Sector Research Fund; former Member of the New York Federal Reserve Bank’s Community Affairs Roundtable; former President of the Puerto Rico Chamber of Commerce, as well as former Chairman of its Economic Advisory Council; former President of the Inter-American Planning Society; former President of the Puerto Rico Economics Association; former Chairman of the Puerto Rico-2025 Commission (formerly, Alianza para el Desarrollo); former Chairman of the Commission on the Economic Future of Puerto Rico; former professor of the Economics Department of the University of Pennsylvania’s Wharton School and Graduate School of Arts and Sciences and former Professor of Planning at the University of Puerto Rico. Mr. Villamil has served on numerous Boards such as, the Boards of the Ponce School of Medicine, St. John’s School and the Ana G. Méndez University System, the Board of the National Puerto Rican Coalition in Washington, and on the Board of Economists of Hispanic Business. In 2009, Mr. Villamil was appointed as a Member of the Economic Advisory Council as well as Chairman of the Strategic Planning Committee of the State Human Resources and Occupational Development Council; Director of UBS Family of Funds from 2013-2019.

Risk Oversight

The day-to-day operations of the Fund, including the management of risk, are performed by third party service providers, such as the Fund’s investment adviser and administrator. The Board of Directors is responsible for overseeing the Fund’s service providers and thus has oversight responsibilities with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. The Fund and its service providers employ a variety of processes, procedures, and controls to identify certain of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.

Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the investment adviser or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.

Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities. As part of its regular oversight of the Fund, the Board, directly or through a committee, interacts with and reviews reports from, among others the Fund’s investment adviser, the Fund’s administrator, the Fund’s chief compliance officer and its independent registered public accounting firm, as appropriate, regarding risks faced by the Fund. The Board is responsible for overseeing the nature, extent and quality of the services provided to the Fund by the investment adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the Investment Advisory Agreement, the Board meets with the investment adviser to review the services provided. Among other things, the Board regularly considers the investment adviser’s adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board has appointed a chief compliance officer who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its service providers. The Board, with the assistance of the investment adviser, reviews investment policies and risks in connection with its review of the Fund’s performance. In addition, as part of the Board’s oversight of the Fund’s advisory and other service provider agreements, the Board may periodically consider risk management aspects of their operations and the functions for which they are responsible.

Compensation of Independent Directors

Each Independent Director receives a stipend from the Fund of up to $1,000 plus expenses for attendance at each meeting of the Fund’s Board of Directors, and $500 plus expenses for attendance at each meeting of a committee thereof. The Independent Directors do not receive retirement or other benefits as part of their compensation.

The following table sets forth certain information related to the compensation of the Fund’s directors from the Fund.

Name of Fund Director	Aggregate Compensation from the Fund(1)	Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Affiliated Funds(2)
Independent Directors
Agustín Cabrer	$6,296.91	None	None	$104,500.00
Carlos Nido	$4,296.92	None	None	$108,500.00
Clotilde Pérez	$4,296.92	None	None	$126,000.00
José J. Villamil	$4,298.76	None	None	$69,500.00
Luis M. Pellot	$6,296.90	None	None	$152,500.00
Vicente J. León	$6,298.76	None	None	$103,000.00
Interested Director
Carlos V. Ubiñas	$0.00	None	None	$0.00
(1)	Amount for the fiscal year ended December 31, 2023.
(2)	Amount for the calendar year ended December 31, 2023 and does not include amounts, if any, related to reimbursement for expenses related to attendance at such board meetings or meetings of committees thereof. For Messrs. Ubiñas, Cabrer, León, and Villamil, the Affiliated Funds consist of the UBS Family of Funds (as defined above). For Messrs. Nido and Pellot and Ms. Pérez, the Affiliated Funds consist of the UBS Family of Funds and the Co-Advised Family of Funds (as defined above).

The Fund, its Board of Directors, and certain executive officers are subject to legal proceedings, claims, and litigation arising in the ordinary course of business. While the outcome of these matters is currently not determinable, management does not expect that the ultimate outcome of these matters will have a material adverse effect on the Fund’s financial position, results of operations, or cash flows.

Director Ownership of Equity Securities in the Fund and Affiliated Funds

The following table sets forth the dollar range of equity securities in the Fund beneficially owned by each Director as of December 31, 2023:

Name of Fund Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Affiliated Funds(1)
Independent Directors
Agustín Cabrer	$0	$0
Carlos Nido	$0	$10,001-50,000
Clotilde Pérez	$0	$0
José J. Villamil	$0	$0
Luis M. Pellot	$0	$0
Vicente J. León	$0	$0
Interested Director
Carlos V. Ubiñas	$0	$500,001-1,000,000
(1)	For Messrs. Ubiñas, Cabrer, León, and Villamil, the Affiliated Funds consist of the UBS Family of Funds (as defined above). For Messrs. Nido and Pellot and Ms. Pérez, the Affiliated Funds consist of the UBS Family of Funds and the Co-Advised Family of Funds (as defined above).

Please also see “Security Ownership of Certain Beneficial Owners and Management” below for the number of shares beneficially owned by the Directors and named executive officers of the Fund.

As of March 7, 2024, based on information provided by each of the Independent Directors, none of the Independent Directors or their immediate family members owned beneficially or of record any securities of the Investment Adviser, principal or indirectly controlling, controlled by, or under common control with such entities.

Required Vote

In the election of Directors of the Fund, the nominees will be elected by a plurality of votes cast at the Meeting. In other words, if more than three persons are lawfully nominated for election at the Meeting, only the three nominees receiving the highest number of votes cast at the Meeting will be elected. Alternatively, in the event the only nominees standing for election are the three nominees of the Board of Directors (such as in the event that Ocean Capital withdraws its nominees or does not present its nominations at the Meeting), then each such nominee will be elected so long as they receive at least one vote in favor of their election. As a result, in each case, any shares not voted FOR a particular nominee, whether as a result of a withhold vote, a broker non-vote or an abstention (in each case, as described below), will not be counted in such nominee’s favor and will have no effect on the outcome of the election.

THE BOARD OF DIRECTORS, INCLUDING ALL THE INDEPENDENT DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR ALL” ON THE PROPOSAL TO ELECT THE ABOVE REFERENCED DIRECTOR NOMINEES AS DIRECTORS OF THE FUND.

PROPOSAL 2: SHAREHOLDER PROPOSAL SUBMITTED BY OCEAN CAPITAL

Ocean Capital has advised the Fund that it intends to present the following shareholder proposal at the Meeting. Ocean Capital’s address is GAM Tower, 2 Tabonuco Street, Suite 200, Guaynabo, Puerto Rico 00968. According to a Schedule 13D/A filed with the SEC on February 9, 2024, Ocean Capital beneficially owns 1,479,364 shares of the Fund’s common stock.

We have set forth below the shareholder proposal, along with the supporting statement, exactly as provided by Ocean Capital, other than inserting the correct name of the Fund in the resolution. The Fund is not responsible for any inaccuracies it may contain. The shareholder proposal will be voted on at the Meeting only if properly presented by or on behalf of Ocean Capital. As explained below, our Board unanimously recommends that you vote “AGAINST” the shareholder proposal.

Proposal 2: Terminate UBS Agreements

RESOLVED, that the Amended and Restated Investment Advisory Agreement (the “Agreement”) between Tax Free Fund for Puerto Rico Residents, Inc. (the “Fund”) and UBS Asset Managers of Puerto Rico (“UBS”), a division of UBS Trust Company of Puerto Rico, dated May 12, 2021, and all other advisory and management agreements between the Fund and UBS (collectively with the Agreement, the “UBS Agreements”), shall be terminated by the Fund, pursuant to Section 11 of the Agreement and the right of shareholders as embodied in Section 15(a)(3) of the Investment Company Act of 1940 and as required to be included in such agreements, with such termination to be effective no more than sixty days following the date hereof.

The Fund has consistently incurred significant losses and failed to maximize shareholder value. As reported in the Fund’s public filings, during the year ended December 31, 2022, the Fund’s total net asset value (“NAV”) and stock price declined over 19% and over 48%, respectively.1 As of June 30, 2023, the Fund’s stock traded at a 60.4% discount to its NAV,2 almost doubling from 34.4% as of June 30, 2021.3 This underperformance is to the detriment of shareholders and is particularly troubling when compared to the broader municipal bond market, for which total returns are up 10.6% and 31.9% over the past 5 and 10 years, respectively.4

We believe that, given the Fund’s inability to maximize shareholder value, termination of the Agreement would allow the Fund to initiate a competitive, open process to secure a new, more suitable investment advisory agreement, with an advisor that can strengthen the Fund’s performance through lower fees, new perspectives and revamped investment strategy. Further, shareholder support of this proposal could encourage the Fund to take other actions, including reevaluating its operations, that may lead to a significant increase in the value of the Fund’s shares, directly benefiting its shareholders.

We believe our interests are aligned with shareholders, as our intent with this proposal is to maximize value for shareholders, not to cause a liquidation of the Fund. While termination of the UBS Agreements could result in some near-term disruptions and costs associated with securing a new investment advisor relationship, we believe that over the longer term, ending this underperforming arrangement will serve all shareholders. If a new permanent advisory agreement is not entered into, the Fund could become internally managed on an interim or permanent basis.5 Despite disruption risks, we believe beginning the process of replacing the current UBS Agreements will facilitate the selection of an investment advisor that is able to bring a fresh perspective and advise the Fund on terms more favorable to the Fund.

[1]	Annual Certified Shareholder Report, filed March 9, 2023.
[2]	Semi-Annual Certified Shareholder Report, filed September 6, 2023.
[3]	Semi-Annual Certified Shareholder Report, filed September 9, 2021.
[4]	S&P Municipal Bond Index returns as of December 1, 2023.
[5]	1940 Act, Section 270.15a-4.

Please vote “FOR” Proposal 2: Terminate UBS Agreements.

Board’s Statement in Opposition to the Proposal

The Board believes that this proposal is not in the best interests of the Fund and its shareholders. The Board believes that UBS Asset Managers is the best choice to manage the Fund’s assets and that the Fund and that its shareholders strongly benefit from the service, experience and resources of UBS Asset Managers.

If this proposal is approved, the Fund’s Amended and Restated Investment Advisory Agreement, dated as of May 12, 2021, with UBS Asset Managers (the “Investment Advisory Agreement”) will be terminated effective sixty days following the certification of the shareholder vote. Termination of the Investment Advisory Agreement could leave the Fund “orphaned” without an investment advisor, could disrupt the Fund’s investment activities, and could leave the Fund exposed to substantial risk and expense. The Fund relies on UBS Asset Managers to provide both investment advisory and administrative services. Ocean Capital fails to provide any data or rationale demonstrating how terminating the Investment Advisory Agreement would improve the Fund’s long-term performance and positively affect its discount. Rather, terminating the Investment Advisory Agreement could leave the Fund without day-to-day management for potentially an extended period of time.

If this proposal is approved and the Board is unable to identify a replacement investment advisor, the Board may feel compelled to approve a liquidation of the Fund. Ocean Capital’s principals would disproportionally benefit from the liquidation of the Fund, as compared to many of the Fund’s other shareholders. Ocean Capital’s managing members are beneficiaries under Puerto Rico’s Act to Promote the Relocation of Individual Investors to Puerto Rico (also known as Act 22), which entitles its beneficiaries to avoid Puerto Rico income tax on, among other things, Puerto Rico source income from capital gains, interest and dividends. The Fund believes that many of the Fund’s other shareholders are long-time Puerto Rico residents who are not entitled to the benefits of Act 22. Accordingly, Ocean Capital's principals would recognize gains from a liquidation on an entirely tax-free basis, but the Fund believes that very few of the Fund’s other shareholders would do so.

Ocean Capital’s supporting statement states that a replacement investment advisory agreement could be selected by the Fund if this proposal is approved. But Ocean Capital has not proposed any potential replacements. If this proposal is approved, we cannot assure you that a replacement investment advisor will be identified or, if one is identified, that the advisor and its advisory agreement will be as desirable for the Fund’s shareholders as UBS Asset Managers and the Investment Advisory Agreement. For example, a replacement investment advisor may charge higher fees than provided for under the Investment Advisory Agreement. Likewise, a replacement investment advisor may take actions that reduce the net asset value or market price of the Fund’s shares, or otherwise reduce the Fund’s performance and the value of shareholders’ investment in the Fund. Conversely, it is possible that a replacement investment advisor, if one is identified, could charge lower fees and take actions that enhance the Fund’s performance and the value of shareholders’ investment in the Fund. In either case, endeavoring to replace UBS Asset Managers if this proposal is approved would expose the Fund and shareholders’ investment in it to substantial uncertainty.

Ocean Capital’s supporting statement states that the Fund could become internally managed if a replacement investment advisor is not identified. But Ocean Capital fails to acknowledge that, like most closed-end funds, the Fund has no employees of its own. In order to become internally managed, the Fund would need to conduct a time consuming and expensive search for individual portfolio managers who would be willing to work outside an advisory firm and then negotiate individual employment contracts with them and put in place the infrastructure needed to pay and manage employees.

Accordingly, the Board of Directors unanimously recommends a vote AGAINST this shareholder proposal. Unless the accompanying WHITE proxy is marked FOR or ABSTAIN, it is the intention of the persons named in such proxy to vote the WHITE proxy card AGAINST this Proposal 2.

Required Vote

Approval of the shareholder proposal contained in Proposal 2 requires the affirmative vote of the majority of the outstanding voting securities of the Fund, which is defined by the 1940 Act as the lesser of (1) 67% or more of the shares of the Fund present at the Meeting, if more than 50% of the outstanding shares are represented at the Meeting in person or by proxy, or (2) more than 50% of the outstanding shares entitled to vote at the Meeting. As a result, abstentions will have the same effect as a vote AGAINST this proposal. Any broker non-votes will have no effect on the outcome of this proposal.

THE BOARD OF DIRECTORS, INCLUDING ALL THE INDEPENDENT DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE “AGAINST” THE SHAREHOLDER PROPOSAL SUBMITTED BY OCEAN CAPITAL TO terminate ADVISORY Agreements with ubs asset managers.

PROPOSAL 3: SHAREHOLDER PROPOSAL SUBMITTED BY OCEAN CAPITAL

Overview

On March 18, 2024, the Fund received a notice from Ocean Capital stating its intention to submit the following proposal at the Meeting. The following proposal is included in this Proxy Statement exactly as submitted to the Fund by Ocean Capital. The Fund is not responsible for the contents of the following proposal.

Board Recommendation

The Board believes that the following proposal is not in the best interests of the Fund and the Shareholders. In the event that the Board were to adopt an amendment to the By-Laws after the date of this Proxy Statement that it determines would be in the best interests of the Fund and its Shareholders, the approval of this proposal would have the effect of repealing such amendment, irrespective of its content or benefit to shareholders. In any event, as of the date of this Proxy Statement, the Board has not adopted any amendments to the Fund’s Amended and Restated By-Laws subsequent to March 25, 2022. The Board of Directors unanimously recommends a vote AGAINST this shareholder proposal. Unless the proxy is marked FOR or ABSTAIN, it is the intention of the persons named in the proxy accompanying this Proxy Statement to vote the WHITE proxy card AGAINST this Proposal 3.

Proposal 3: To repeal any provision of, or amendment to, the Amended and Restated By-Laws of the Fund adopted by the Board without the approval of the Fund’s shareholders subsequent to March 25, 2022

[Ocean Capital LLC] intends to submit, for a stockholder vote at the 2024 Annual Meeting, the following Proposal:

RESOLVED, that any provision of, or amendment to, the Amended and Restated By-Laws of Tax Free Fund for Puerto Rico Residents, Inc. adopted by the Board without the approval of the Fund’s stockholders subsequent to March 25, 2022 be and are hereby repealed.

Required Vote

The repeal of any provision of, or amendment to, the Amended and Restated By-Laws requires the affirmative vote of a majority of the votes present virtually or represented by proxy at the Meeting. As a result, abstentions will have the same effect as a vote AGAINST this proposal.

THE BOARD OF DIRECTORS, INCLUDING ALL THE INDEPENDENT DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE “AGAINST” THE SHAREHOLDER PROPOSAL SUBMITTED BY OCEAN CAPITAL TO REPEAL ANY PROVISION OF, OR AMENDMENT TO, THE AMENDED AND RESTATED BY-LAWS OF THE FUND ADOPTED BY THE BOARD WITHOUT THE APPROVAL OF THE FUND’S SHAREHOLDERS SUBSEQUENT TO MARCH 25, 2022.

PROPOSAL 4: SHAREHOLDER PROPOSAL SUBMITTED BY OCEAN CAPITAL

Overview

On March 18, 2024, the Fund received a notice from Ocean Capital stating its intention to submit the following proposal at the Meeting. The following proposal is included in this Proxy Statement exactly as submitted to the Fund by Ocean Capital. The Fund is not responsible for the contents of the following proposal.

Board Recommendation

The Board believes that this proposal is not in the best interests of the Fund and the shareholders because it would permit a small minority of shareholders to take actions that may not be in the best interests of the other shareholders. The Fund’s current bylaws permit business to be transacted at a shareholder meeting only if at least one-half of the outstanding shares entitled to vote are present in person or represented by proxy at such meeting. This majority threshold means that the views of at least a majority of the shareholders must be represented at a meeting. This ensures that director nominees and proposals must receive substantial support from all shareholders in order to be elected or approved.

By contrast, if this proposal is adopted, a small minority of shareholders could elect directors and approve proposals. The Board believes that this would permit a tiny minority of shareholders to take actions that may not be in the interests of all shareholders. For instance, under the one-third threshold in this proposal, a proposal that requires a majority of shares present and entitled to vote to be adopted could be adopted with the support of only 16.7% of outstanding shares.

The Board of Directors unanimously recommends a vote AGAINST this shareholder proposal. Unless the proxy is marked FOR or ABSTAIN, it is the intention of the persons named in the proxy accompanying this Proxy Statement to vote the WHITE proxy card AGAINST this Proposal 4.

Proposal 4: To amend Article II, Section 8 of the By-Laws of the Fund to lower the quorum threshold for shareholder meetings from one-half to one-third of all outstanding shares entitled to vote

[Ocean Capital LLC] intends to submit, for a stockholder vote at the 2024 Annual Meeting, the following Proposal:

RESOLVED, that Article II, Section 8 of the Amended and Restated By-Laws of Tax Free Fund for Puerto Rico Residents, Inc. be and is hereby amended as follows:

At any meeting of stockholders more than one-third of the outstanding shares of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum. If less than said number of the outstanding shares are represented at a meeting, holders of a majority of the shares so represented may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

A copy of the amended Article II, Section 8 of the By-Laws marked against the current Article II, Section 8 of the By-Laws to show changes pursuant to this Proposal 4 is attached as Appendix B to this Proxy Statement.

If this Proposal 4 and Proposal 5 below are both approved at the Meeting (but Proposal 6 is not approved), their proposed changes to Article II, Section 8 of the By-Laws will be combined. A copy of the amended and restated Article II, Section 8 of the By-Laws marked to show the aggregate changes of Proposal 4 and Proposal 5 against the current Article II, Section 8 of the By-Laws is attached as Appendix C to this Proxy Statement.

If this Proposal 4 and Proposal 6 below are both approved at the Meeting (but Proposal 5 is not approved), their proposed changes to Article II, Section 8 of the By-Laws will be combined. A copy of the amended and restated Article II, Section 8 of the By-Laws marked to show the aggregate changes of Proposal 4 and Proposal 6 against the current Article II, Section 8 of the By-Laws is attached as Appendix D to this Proxy Statement.

If this Proposal 4 and both Proposal 5 and Proposal 6 below are approved at the Meeting, their proposed changes to Article II, Section 8 of the By-Laws will be combined. A copy of the amended and restated Article II, Section 8 of the By-Laws marked to show the aggregate changes of Proposal 4, Proposal 5, and Proposal 6 against the current Article II, Section 8 of the By-Laws is attached as Appendix E to this Proxy Statement.

Required Vote

The amendment of the By-Laws requires the affirmative vote of a majority of the votes present virtually or represented by proxy at the Meeting. As a result, abstentions will have the same effect as a vote AGAINST this proposal.

THE BOARD OF DIRECTORS, INCLUDING ALL THE INDEPENDENT DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE “AGAINST” THE SHAREHOLDER PROPOSAL SUBMITTED BY OCEAN CAPITAL TO AMEND ARTICLE II, SECTION 8 OF THE BYLAWS OF THE FUND TO LOWER THE QUORUM THRESHOLD FOR SHAREHOLDER MEETINGS FROM ONE-HALF TO ONE-THIRD OF ALL OUTSTANDING SHARES ENTITLED TO VOTE.

PROPOSAL 5: SHAREHOLDER PROPOSAL SUBMITTED BY OCEAN CAPITAL

Overview

On March 18, 2024, the Fund received a notice from Ocean Capital stating its intention to submit the following proposal at the Meeting. The following proposal is included in this Proxy Statement exactly as submitted to the Fund by Ocean Capital. The Fund is not responsible for the contents of the following proposal.

Board Recommendation

The Board believes that this proposal is not in the best interests of the Fund and the shareholders because it would permit a small minority of shareholders to adjourn meetings in ways that may not be in the best interests of the other shareholders. This proposal would prohibit the chairman from adjourning a shareholder meeting, even if the meeting does not have a quorum for the transaction of business under the Fund’s organizational documents. As a result, the shareholders present at the meeting—no matter how few, even if less than a quorum—would have the sole right to decide whether, and when, to adjourn the meeting. The Board believes that exclusively permitting shareholders, even a tiny minority of shareholders, to determine when to adjourn meetings could permit a small number of shareholders to adjourn meetings in ways that are not in the best interests of all shareholders.

The Board of Directors unanimously recommends a vote AGAINST this shareholder proposal. Unless the proxy is marked FOR or ABSTAIN, it is the intention of the persons named in the proxy accompanying this Proxy Statement to vote the WHITE proxy card AGAINST this Proposal 5.

Proposal 5: To amend Article II, Section 8 of the By-Laws of the Fund to provide that the power to adjourn shareholder meetings belongs exclusively to the shareholders

[Ocean Capital LLC] intends to submit, for a stockholder vote at the 2024 Annual Meeting, the following Proposal:

RESOLVED, that Article II, Section 8 of the Amended and Restated By-Laws of Tax Free Fund for Puerto Rico Residents, Inc. be and is hereby amended to add the following language:

Except as otherwise required in the Certificate of Incorporation or applicable law, the power to adjourn any meeting of stockholders belongs exclusively to stockholders and no meeting of stockholders, whether or not a quorum is present, may be adjourned other than as expressly provided in this Section 8 of Article II.

A copy of the amended Article II, Section 8 of the By-Laws marked against the current Article II, Section 8 of the By-Laws to show changes pursuant to this Proposal 5 is attached as Appendix F to this Proxy Statement.

If this Proposal 5 and Proposal 4 are both approved at the Meeting (but Proposal 6 is not approved), their proposed changes to Article II, Section 8 of the By-Laws will be combined. A copy of the amended and restated Article II, Section 8 of the By-Laws marked to show the aggregate changes of Proposal 5 and Proposal 4 against the current Article II, Section 8 of the By-Laws is attached as Appendix C to this Proxy Statement.

If this Proposal 5 and Proposal 6 are both approved at the Meeting (but Proposal 4 is not approved), their proposed changes to Article II, Section 8 of the By-Laws will be combined. A copy of the amended and restated Article II, Section 8 of the By-Laws marked to show the aggregate changes of Proposal 4 and Proposal 5 against the current Article II, Section 8 of the By-Laws is attached as Appendix G to this Proxy Statement.

If this Proposal 5 and both Proposal 4 and Proposal 6 are approved at the Meeting, their proposed changes to Article II, Section 8 of the By-Laws will be combined. A copy of the amended and restated Article II, Section 8 of the By-Laws marked to show the aggregate changes of Proposal 5, Proposal 4, and Proposal 6 against the current Article II, Section 8 of the By-Laws is attached as Appendix E to this Proxy Statement.

Required Vote

The repeal of any provision of, or amendment to, the By-Laws requires the affirmative vote of a majority of the votes present virtually or represented by proxy at the Meeting. As a result, abstentions will have the same effect as a vote AGAINST this proposal.

THE BOARD OF DIRECTORS, INCLUDING ALL THE INDEPENDENT DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE “AGAINST” THE SHAREHOLDER PROPOSAL SUBMITTED BY OCEAN CAPITAL TO AMEND ARTICLE II, SECTION 8 OF THE BY-LAWS OF THE FUND TO PROVIDE THAT THE POWER TO ADJOURN SHAREHOLDER MEETINGS BELONGS EXCLUSIVELY TO THE SHAREHOLDERS.

PROPOSAL 6: SHAREHOLDER PROPOSAL SUBMITTED BY OCEAN CAPITAL

Overview

On March 18, 2024, the Fund received a notice from Ocean Capital stating its intention to submit the following proposal at the Meeting. The following proposal is included in this Proxy Statement exactly as submitted to the Fund by Ocean Capital. The Fund is not responsible for the contents of the following proposal.

Board Recommendation

The Board believes that this proposal is not in the best interests of the Fund and the shareholders because it would make it more difficult for the Board and shareholders to make amendments to the section of the By-Laws that governs quorum at shareholder meetings. Supermajority voting requirements like those contemplated by this proposal can be used by a minority of shareholders to block change that a majority of shareholders believe are in the best interests of the Fund.

The Board of Directors unanimously recommends a vote AGAINST this shareholder proposal. Unless the proxy is marked FOR or ABSTAIN, it is the intention of the persons named in the proxy accompanying this Proxy Statement to vote the WHITE proxy card AGAINST this Proposal 6.

Proposal 6: To amend Article II, Section 8 of the By-Laws of the Fund to add a supermajority voting standard for all future amendments of that section

[Ocean Capital LLC] intends to submit, for a stockholder vote at the 2024 Annual Meeting, the following Proposal:

RESOLVED, that Article II, Section 8 of the Amended and Restated By-Laws of Tax Free Fund for Puerto Rico Residents, Inc. be and is hereby amended to add the following language:

Notwithstanding anything to the contrary in these By-Laws and unless otherwise expressly provided under applicable law or the Certificate of Incorporation, this Section 8 of Article II can only be amended by the affirmative vote of holders of 66 2/3% of the outstanding shares of the Corporation’s capital stock entitled to vote thereon.

A copy of the amended Article II, Section 8 of the By-Laws marked against the current Article II, Section 8 of the By-Laws to show changes pursuant to this Proposal 6 is attached as Appendix H to this Proxy Statement.

If this Proposal 6 and Proposal 4 are both approved at the Meeting (but Proposal 5 is not approved), their proposed changes to Article II, Section 8 of the By-Laws will be combined. A copy of the amended and restated Article II, Section 8 of the By-Laws marked to show the aggregate changes of Proposal 6 and Proposal 4 against the current Article II, Section 8 of the By-Laws is attached as Appendix D to this Proxy Statement.

If this Proposal 6 and Proposal 5 are both approved at the Meeting (but Proposal 4 is not approved), their proposed changes to Article II, Section 8 of the By-Laws will be combined. A copy of the amended and restated Article II, Section 8 of the By-Laws marked to show the aggregate changes of Proposal 6 and Proposal 5 against the current Article II, Section 8 of the By-Laws is attached as Appendix G to this Proxy Statement.

If this Proposal 6 and both Proposal 4 and Proposal 5 are approved at the Meeting, their proposed changes to Article II, Section 8 of the By-Laws will be combined. A copy of the amended and restated Article II, Section 8 of the By-Laws marked to show the aggregate changes of Proposal 6, Proposal 4, and Proposal 5 against the current Article II, Section 8 of the By-Laws is attached as Appendix E to this Proxy Statement.

Required Vote

The repeal of any provision of, or amendment to, the By-Laws requires the affirmative vote of a majority of the votes present virtually or represented by proxy at the Meeting. As a result, abstentions will have the same effect as a vote AGAINST this proposal.

THE BOARD OF DIRECTORS, INCLUDING ALL THE INDEPENDENT DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE “AGAINST” THE SHAREHOLDER PROPOSAL SUBMITTED BY OCEAN CAPITAL TO AMEND ARTICLE II, SECTION 8 OF THE BY-LAWS OF THE FUND TO ADD A SUPERMAJORITY VOTING STANDARD FOR ALL FUTURE AMENDMENTS OF THAT SECTION.

PARTICIPANTS IN THE SOLICITATION

Under applicable regulations of the SEC, each of the Directors and Director Nominees is a “participant” in this proxy solicitation on behalf of the Board of Directors. Information relating to persons who are considered “participants” in this solicitation under the rules of the SEC by reason of their position as Directors and Director Nominees of the Fund or because they may be soliciting proxies on the Board’s behalf is attached to this Proxy Statement as Appendix A. Other than the persons described in this Proxy Statement, no regular employees of the Fund have been or are to be employed to solicit shareholders in connection with this proxy solicitation. However, in the course of their regular duties, certain administrative personnel may be asked to perform clerical or ministerial tasks in furtherance of this solicitation.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of the Fund’s shares of common stock as of March 7, 2024 for:

●	each person or group of affiliated persons known by the Fund to be the beneficial owner of more than 5% of the Fund’s shares of common stock;

●	each of the Fund’s named executive officers;

●	each of the Fund’s directors; and

●	all of the Fund’s current executive officers and directors as a group.

The Fund has determined beneficial ownership in accordance with the rules and regulations of the SEC, and thus it represents sole or shared voting or investment power with respect to the Fund’s shares. Unless otherwise indicated below, to the Fund’s knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to applicable community property laws.

Applicable percentage ownership is based on 11,128,197 shares of the Fund’s shares outstanding as of the close of business on March 7, 2024.

The information provided in the table is based on the Fund’s records, information filed with the SEC and information provided to the Fund, except where otherwise noted.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percent of Shares of Common Stock Beneficially Owned
Ocean Capital LLC (1)	1,479,364	13.3%
Officers and Directors: (2)
Carlos V. Ubiñas	0	*
Agustín Cabrer	0	*
Carlos Nido	0	*
Vicente J. León	0	*
Clotilde Pérez	0	*
José J. Villamil	0	*
Luis M. Pellot	0	*
Leslie Highley	0	*
William Rivera	0	*
All Directors and Officers as a Group (9 persons)	0	*

* Represents beneficial ownership of less than one percent (1%).

(1)   According to a Schedule 13D/A filed by Ocean Capital with the SEC on February 9, 2024, Ocean Capital LLC has shared voting and dispositive power with respect to the 1,479,364.25 shares held by it; and William Heath Hawk has shared voting and dispositive power with respect to 17,978 shares held by him and the 1,479,364.25 shares held by Ocean Capital by virtue of his capacity as managing member of Ocean Capital LLC. The business address of each of Ocean Capital and Mr. Hawk is GAM Tower, 2 Tabonuco St., Suite 200, Guaynabo, Puerto Rico 00968

(2)  The address of the Directors and Officers is UBS Trust Company of Puerto Rico, American International Plaza, Penthouse Floors, Tenth Floor, 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918.

2

TRANSACTIONS WITH RELATED PERSONS

The Fund’s By-Laws require the Fund to indemnify the Directors and Officers to the fullest extent permitted by the Puerto Rico General Corporations Act, the Investment Companies Act of Puerto Rico, and Section 17(h) of the 1940 Act. Pursuant to Section 17(h) of the 1940 Act, such indemnification of the Directors would not protect a Director from liability to the Fund or its shareholders from liability that the Director would otherwise be subject to by reason of such Director’s own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties as a Director.

Other than as described above, since January 1, 2023, the Fund has not entered into any transactions, nor are there any currently proposed transactions, between the Fund and a related party where the amount involved exceeds, or would exceed, $120,000, and in which any related person had or will have a direct or indirect material interest.

3

ADDITIONAL INFORMATION

Withhold Votes, Abstentions and Broker Non-Votes

Proxies (i) that are returned to the Fund but are accompanied by instructions to withhold authority to vote or (ii) that are marked with an abstention, if applicable, will be considered to be present at the Meeting for purposes of determining a quorum. Withhold votes and abstentions will not be counted as votes cast. If you are a street name shareholder and your broker has not provided you with competing proxy materials, the broker may vote your shares without your specific instruction with respect to routine proposals, including, in that case, Proposal 1 to elect the Director Nominees. In that case, if your broker casts a discretionary vote on Proposal 1, a “broker non-vote” will occur as to any other proposal on which you have not given specific voting instructions; such shares will count for the purpose of determining whether a quorum is present; and any such broker non-vote will not be considered a vote cast on any such proposal.

Unless instructions to the contrary are marked thereon, the accompanying WHITE proxy card will be voted FOR ALL of the Director Nominees to be elected and AGAINST Ocean Capital’s shareholder proposal.

The election of Directors (PROPOSAL 1) requires that the nominee be elected by a plurality of votes cast at the Meeting. In other words, if more than three persons are lawfully nominated for election at the Meeting, only the three nominees receiving the highest number of votes cast at the Meeting will be elected. Alternatively, in the event the only nominees standing for election are the three nominees of the Board of Directors (such as in the event that Ocean Capital withdraws its nominees or does not present its nominations at the Meeting), then each such nominee will be elected so long as they receive at least one vote in favor of their election. As a result, in each case, any shares not voted FOR a particular nominee, whether as a result of a withhold vote, a broker non-vote or an abstention, will not be counted in such nominee’s favor and will have no effect on the outcome of the election.

Approval of the shareholder proposal contained in Proposal 2 requires the affirmative vote of the majority of the outstanding voting securities of the Fund, which is defined by the 1940 Act as the lesser of (1) 67% or more of the shares of the Fund present at the Meeting, if more than 50% of the outstanding shares are represented at the Meeting in person or by proxy, or (2) more than 50% of the outstanding shares entitled to vote at the Meeting. As a result, abstentions will have the same effect as a vote AGAINST this proposal. Any broker non-votes will have no effect on the outcome of this proposal.

The shareholder proposals submitted by Ocean Capital to (i) repeal any provision of, or amendment to, the Amended and Restated By-Laws of the Fund adopted by the Board without the approval of the Fund’s shareholders subsequent to March 25, 2022 (PROPOSAL 3) and (ii) amend Article II, Section 8 of the By-Laws of the Fund (PROPOSALS 4 through 6) each requires the affirmative vote of a majority of the votes present virtually or represented by proxy at the Meeting. As a result, abstentions will have the same effect as a vote AGAINST this proposal. Any broker non-votes will have no effect on the outcome of this proposal.

Investment Adviser, Administrator, and Principal Underwriter

UBS Asset Managers, a division of UBS Trust PR, serves as the Fund’s investment adviser. UBS Asset Managers is located at 250 Muñoz Rivera Avenue, American International Plaza, Tenth Floor, San Juan, Puerto Rico 00918.

UBS Trust PR serves as the Fund’s administrator. UBS Trust PR is located at 250 Muñoz Rivera Avenue, American International Plaza, Tenth Floor, San Juan, Puerto Rico 00918.

UBS Financial Services Puerto Rico serves as the Fund’s principal underwriter. UBS Financial Services Puerto Rico is located at 250 Muñoz Rivera Avenue, American International Plaza, Penthouse Floors, San Juan, Puerto Rico 00918.

4

Other Matters to Come Before the Meeting

The Directors do not intend to present any other business at the Meeting nor, except as otherwise disclosed herein, are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, in accordance with the Fund’s By-Laws, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

Shareholder Proposals

Shareholders may present proper proposals for inclusion in the proxy statement and for consideration at next year’s annual meeting of shareholders pursuant to Rule 14a-8 under the Exchange Act by submitting their proposals in writing to the Fund Secretary at the Fund’s principal executive office at 250 Muñoz Rivera Avenue, American International Plaza, Tenth Floor, San Juan, Puerto Rico 00918, in a timely manner. For a Rule 14a-8 shareholder proposal to be considered for inclusion in our proxy statement for the 2024 annual meeting of shareholders, the Fund’s Secretary must receive the written proposal at the Fund’s principal executive offices not later than [●], 2024. In addition, such shareholder proposals must comply with the requirements of Rule 14a-8 under the Exchange Act regarding the inclusion of shareholder proposals in company-sponsored proxy materials.

As provided for in the Fund’s By-Laws, at any annual or special meeting of Shareholders, proposals by Shareholders (other than pursuant to Rule 14a-8 under the Exchange Act) and persons nominated for election as Directors by Shareholders shall be considered only if advance notice thereof has been timely given as provided herein, and such proposals or nominations are otherwise proper for consideration under applicable law and the Fund’s Certificate of Incorporation and By-Laws. Notice of any proposal to be presented by any shareholder or the name of any person to be nominated by the Shareholder for election as a Director of the Fund at any meeting of shareholders, shall be delivered to the Fund’s Secretary at its principal executive office at 250 Muñoz Rivera Avenue, American International Plaza, Tenth Floor, San Juan, Puerto Rico 00918 not less than thirty (30) nor more than fifty (50) days prior to the date of the meeting; provided, however, that if the date of the meeting is first publicly announced or disclosed (in a public filing or otherwise) less than forty (40) days prior to the date of the meeting, such notice shall be given not more than ten (10) days after such date is first so announced or disclosed. Public notice shall be deemed to have been given more than forty (40) days in advance of the annual meeting, if the Fund shall have previously disclosed, in the Fund’s By-Laws or otherwise, that the annual meeting in each year is to be held on a determinable date unless and until the Board of Directors determines to hold the meeting on a different date. To be timely for the Meeting, notice of any proposal to be presented by any shareholder or the name of any person to be nominated by the Shareholder for election as a Director of the Fund at the Meeting shall be delivered to the Fund’s Secretary at its principal executive office no later than March 19, 2024. Any Shareholder who gives notice of any such proposal shall deliver therewith the text of the proposal to be presented and a brief written statement of the reasons why such Shareholder favors the proposal and setting forth such Shareholder’s name and address, the number and class of all shares of stock of the Fund beneficially owned by such Shareholder, and any material interest of such Shareholder in the proposal (other than as a Shareholder). Any Shareholder desiring to nominate any person for election as a Director shall deliver with such notice a statement in writing setting forth the name of the person to be nominated, the number and class of all shares of stock of the Fund beneficially owned by such person, the information regarding such person as would be required by paragraphs (a), (e), and (f) of Item 401 of Regulation S-K adopted by the SEC (or the corresponding provisions of any regulation subsequently adopted by the SEC), such person’s signed consent to serve as a Director of the Fund if elected, such Shareholder’s name and address as well as the number and class of all shares of stock of the Fund beneficially owned by such Shareholder. The person presiding at the Meeting, in addition to making any other determinations that may be appropriate to the conduct of the Meeting, shall determine whether such notice has been duly given and shall direct that any such proposal and/or the respective nominee not be considered if such notice has not been given as provided herein.

5

Costs of Solicitation

In addition to the solicitation of proxies by mail, directors, officers, and representatives of the Fund as well as officers and other employees of UBS Trust PR, in its capacity as Fund administrator, and its respective affiliates, may also solicit proxies by telephone, telefax, or in person. The Fund has retained Okapi Partners LLC (“Okapi Partners”) to assist in the proxy solicitation and setting up and administering the virtual shareholder meeting for the Fund. The total cost of proxy solicitation services by Okapi Partners, including legal and printing fees, is estimated at up to $275,000, plus out-of-pocket expenses. Okapi Partners expects that approximately 24 of its employees will assist in the solicitation. The cost of solicitation and the expenses incurred in connection with preparing this Proxy Statement and its enclosures will be paid by the Fund. The Fund will reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of the shares of common stock. The Fund’s aggregate expenses, including those of Okapi Partners, the Fund’s outside legal counsel and other outside advisors, related to the Fund’s solicitation of proxies in excess of expenses normally spent for an annual meeting of shareholders in which there is not a proxy contest and the salaries and wages of the officers and representatives of the Fund related to the Fund’s solicitation of proxies, are expected to be up to approximately $500,000, of which approximately $[●] has been incurred as of the date of this Proxy Statement.

Shareholder Communications

Shareholders may send communications to the Fund’s Board of Directors by addressing the communication directly to the Board (or individual Board members) and/or clearly indicating that the communication is for the Board (or individual Board members). The communication may be sent to either the Fund’s principal executive office at 250 Muñoz Rivera Avenue, American International Plaza, Tenth Floor, San Juan, Puerto Rico 00918 or directly to such Board member(s) at the address specified for each Director above. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Shareholders Sharing the Same Address

The SEC has adopted rules that permit companies and intermediaries (such as brokers and banks) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders.

Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker and direct your request to the Fund’s Secretary at:

Tax Free Fund for Puerto Rico Residents, Inc.

250 Muñoz Rivera Avenue

American International Plaza, Tenth Floor

San Juan, Puerto Rico 00918

Telephone: (787) 733-3888

Shareholders who currently receive multiple copies of this Proxy Statement at their address and would like to request householding of their communications should contact their bank or broker.

Appraisal Rights

Shareholders do not have appraisal rights under Puerto Rican law in connection with this proxy solicitation.

Your vote is important regardless of the size of your holdings in the Fund. Whether or not you plan to attend the Meeting, we ask that you please complete, sign and date the WHITE proxy card delivered to you and return it promptly. Returning your proxy card will not prevent you from voting at the Meeting, but will ensure that your vote is counted if you are unable to attend.

In San Juan, Puerto Rico, this [●] day of April, 2024.

By Order of the Board of Directors:

/s/ Liana Loyola
Liana Loyola
Secretary

6

APPENDIX A: ADDITIONAL INFORMATION REGARDING PARTICIPANTS IN THE SOLICITATION

Under applicable SEC rules and regulations, members of the Board of Directors and the Board of Directors’ nominees are “participants” with respect to Board of Directors’ solicitation of proxies in connection with the Meeting (the “Participants”). The following sets forth certain information about the Participants.

Directors and Nominees

For more information on the names, present principal occupations and business addresses of the Fund’s Directors and Director Nominees who are Participants, please see “Proposal 1: To Elect Three Directors of the Fund’s Board of Directors” above.

Officers

There are no executive officers of the Fund who are Participants (other than Carlos V. Ubiñas, who is one of the Directors).

Information Regarding Ownership of the Fund’s Securities by Participants

For information on the number of the Fund’s securities beneficially owned by each Participant, please see “Security Ownership of Certain Beneficial Owners and Management” above. Except as described in this Proxy Statement, no Participant owns any securities of the Fund of record but not beneficially.

Information Regarding Transactions in the Fund’s Securities by Participants

None of the Participants purchased or sold any shares of common stock during the period from February 1, 2022 through March 26, 2024.

Miscellaneous Information Concerning Participants

Other than as set forth in this Appendix A or elsewhere in this Proxy Statement and based on the information provided by each Participant:

1.	no Participant or associate of any Participant beneficially owns, directly or indirectly, any shares of common stock or other securities of the Fund or any parent or subsidiary of the Company;

2.	no Participant has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Meeting other than an interest, if any, as a shareholder of the Fund or, with respect to a director nominee, as a nominee for director;

3.	no Participant has purchased or sold any securities of the Fund within the past two years; and

4.	no Participant or any of their respective associates has entered into any agreement or understanding with any person with respect to any future employment by the Fund or any of its affiliates or any future transactions to which the Fund or any of its affiliates will or may be a party.

In addition, neither the Fund nor any of the Participants is now or has been within the past year a party to any contract, arrangement or understanding with any person with respect to any of the Fund’s securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

Other than as set forth in this Appendix A or elsewhere in this Proxy Statement and based on the information provided by each Participant, neither the Fund nor any of the Participants or any of their associates have (i) any arrangements or understandings with any person with respect to any future employment by the Fund or any of its affiliates or with respect to any future transactions to which the Fund or any of its affiliates will or may be a party, or (ii) a direct or indirect material interest in any transaction or series of similar transactions since January 1, 2023 or any currently proposed transactions, or series of similar transactions, in which the Fund or any of its subsidiaries was or is to be a party in which the amount involved exceeds $120,000.

Other than the persons described in this Proxy Statement, no regular employees of the Fund have been or are to be employed to solicit shareholders in connection with this proxy solicitation. However, in the course of their regular duties, certain administrative personnel may be asked to perform clerical or ministerial tasks in furtherance of this solicitation.

Except as described in this Proxy Statement, other than a Director or executive officer acting solely in that capacity, no person who is a party to an arrangement or understanding pursuant to which a nominee for election as director is proposed to be elected has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Meeting.

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APPENDIX B: ARTICLE II, SECTION 8 OF THE BY-LAWS MARKED TO SHOW CHANGES OF PROPOSAL 4

8. Quorum

At any meeting of stockholders more than ~~one-half~~one-third of the outstanding shares of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum. If less than said number of the outstanding shares are represented at a meeting, holders of a majority of the shares so represented may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be ~~presented~~present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

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APPENDIX C: ARTICLE II, SECTION 8 OF THE BY-LAWS MARKED TO SHOW AGGREGATE CHANGES OF PROPOSAL 4 AND PROPOSAL 5

8. Quorum

At any meeting of stockholders more than ~~one-half~~one-third of the outstanding shares of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum. If less than said number of the outstanding shares are represented at a meeting, holders of a majority of the shares so represented may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be ~~presented~~present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Except as otherwise required in the Certificate of Incorporation or applicable law, the power to adjourn any meeting of stockholders belongs exclusively to stockholders and no meeting of stockholders, whether or not a quorum is present, may be adjourned other than as expressly provided in this Section 8 of Article II.

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APPENDIX D: ARTICLE II, SECTION 8 OF THE BY-LAWS MARKED TO SHOW AGGREGATE CHANGES OF
PROPOSAL 4 AND PROPOSAL 6

8. Quorum

At any meeting of stockholders more than ~~one-half~~one-third of the outstanding shares of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum. If less than said number of the outstanding shares are represented at a meeting, holders of a majority of the shares so represented may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be ~~presented~~present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Notwithstanding anything to the contrary in these By-Laws and unless otherwise expressly provided under applicable law or the Certificate of Incorporation, this Section 8 of Article II can only be amended by the affirmative vote of holders of 66 2/3% of the outstanding shares of the Corporation’s capital stock entitled to vote thereon.

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APPENDIX E: ARTICLE II, SECTION 8 OF THE BY-LAWS MARKED TO SHOW AGGREGATE CHANGES OF
PROPOSAL 4, PROPOSAL 5 AND PROPOSAL 6

8. Quorum

At any meeting of stockholders more than ~~one-half~~one-third of the outstanding shares of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum. If less than said number of the outstanding shares are represented at a meeting, holders of a majority of the shares so represented may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be ~~presented~~present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Except as otherwise required in the Certificate of Incorporation or applicable law, the power to adjourn any meeting of stockholders belongs exclusively to stockholders and no meeting of stockholders, whether or not a quorum is present, may be adjourned other than as expressly provided in this Section 8 of Article II. Notwithstanding anything to the contrary in these By-Laws and unless otherwise expressly provided under applicable law or the Certificate of Incorporation, this Section 8 of Article II can only be amended by the affirmative vote of holders of 66 2/3% of the outstanding shares of the Corporation’s capital stock entitled to vote thereon.

E-1

APPENDIX F: ARTICLE II, SECTION 8 OF THE BY-LAWS MARKED TO SHOW CHANGES OF PROPOSAL 5

8. Quorum

At any meeting of stockholders more than one-half of the outstanding shares of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum. If less than said number of the outstanding shares are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be presented or represented, any business may be transacted which might have been transacted at the meeting as originally notified. The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Except as otherwise required in the Certificate of Incorporation or applicable law, the power to adjourn any meeting of stockholders belongs exclusively to stockholders and no meeting of stockholders, whether or not a quorum is present, may be adjourned other than as expressly provided in this Section 8 of Article II.

F-1

APPENDIX G: ARTICLE II, SECTION 8 OF THE BY-LAWS MARKED TO SHOW AGGREGATE CHANGES OF
PROPOSAL 5 AND PROPOSAL 6

8. Quorum

At any meeting of stockholders more than one-half of the outstanding shares of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum. If less than said number of the outstanding shares are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be presented or represented, any business may be transacted which might have been transacted at the meeting as originally notified. The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Except as otherwise required in the Certificate of Incorporation or applicable law, the power to adjourn any meeting of stockholders belongs exclusively to stockholders and no meeting of stockholders, whether or not a quorum is present, may be adjourned other than as expressly provided in this Section 8 of Article II. Notwithstanding anything to the contrary in these By-Laws and unless otherwise expressly provided under applicable law or the Certificate of Incorporation, this Section 8 of Article II can only be amended by the affirmative vote of holders of 66 2/3% of the outstanding shares of the Corporation’s capital stock entitled to vote thereon.

G-1

APPENDIX H: ARTICLE II, SECTION 8 OF THE BY-LAWS MARKED TO SHOW CHANGES OF PROPOSAL 6

8. Quorum

At any meeting of stockholders more than one-half of the outstanding shares of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum. If less than said number of the outstanding shares are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be presented or represented, any business may be transacted which might have been transacted at the meeting as originally notified. The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Notwithstanding anything to the contrary in these By-Laws and unless otherwise expressly provided under applicable law or the Certificate of Incorporation, this Section 8 of Article II can only be amended by the affirmative vote of holders of 66 2/3% of the outstanding shares of the Corporation’s capital stock entitled to vote thereon.

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